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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22680

Ultimus Managers Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Matthew J. Beck, Esq.

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450	Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

LYRICAL U.S. VALUE EQUITY FUND
Institutional Class (LYRIX)
Investor Class (LYRBX)

LYRICAL INTERNATIONAL VALUE EQUITY FUND
Institutional Class (LYRWX)
Investor Class (LYRNX)

Annual Report
November 30, 2020

LYRICAL FUNDS	November 30, 2020
LETTER TO SHAREHOLDERS	(Unaudited)

Dear Fellow Shareholders,

Enclosed is the Annual Report to shareholders of the Lyrical U.S. Value Equity Fund (the “Fund”) and Lyrical International Value Equity Fund (the “International Fund”) (collectively, the “Funds”). On behalf of the Funds and their investment adviser, Lyrical Asset Management LP, I would like to thank you for your investment.

Lyrical U.S. Value Equity

The Fund’s value investing approach underperformed the S&P 500 this past fiscal year. We can break the past fiscal year into three periods. In the first period, from the start of the fiscal year on November 30, 2019 until February 21, 2020, the fund performed mostly in line with the S&P 500. In the second period, from February 21, 2020 to March 18, 2020, in the market selloff related to the outbreak of the COVID-19 pandemic, the fund significantly underperformed the S&P 500. In hindsight, given the actual results of the companies we own, we can see that this selloff was an overreaction. The companies we own have seen their 2020 earnings reduced but by less than the S&P 500 earnings have been reduced.

In the third period, from March 18, 2020 until the fiscal year end on November 30, 2020, the fund significantly outperformed, recouping most, but not all, of the underperformance experienced in the second period. Given the strong fundamentals of the companies in the portfolio, and the lower valuation of the stocks, we are excited for the prospects of the Fund going forward.

Since its launch on February 4, 2013 through November 30, 2020, the Fund’s Institutional Class has produced a cumulative total return of +119.11%, compared to the +184.10% cumulative total return for the S&P 500® Index (the “S&P 500”). For the twelve months ended November 30, 2020, the Fund’s Institutional Class produced a total return of +5.16% compared to the total return for the S&P 500 of +17.46%. For the twelve months ended November 30, 2020, the three positions that most positively impacted performance were Dell Technologies (DELL), United Rentals (URI), and Berry Global Group (BERY) with contributions of 406 basis points (bps) (up 69%), 331 bps (up 48%) and 250 bps (up 86%), respectively; conversely, the three positions that most negatively impacted performance were Suncor Energy (SU), Microchip Technology (MCHP), and AerCap Holdings NV (AER) which detracted 396 bps (down 47%), 344 bps (down 36%) and 340 bps (down 41%), respectively. Please see the following for commentary on these stocks for the period:

Dell Technologies (DELL) up 69%: DELL, which we purchased in March of 2020, steadily executed throughout the year, taking advantage of shifts in demand due to the pandemic and consistently beating expectations. The shift to work from home was particularly beneficial to DELL, and with a better-run supply chain, it was able to capitalize on this increase in demand while many of its competitors could not. As a result of increased demand and DELL’s strong execution, earnings estimates for 2020 were revised up 10%, in material contrast to the S&P 500’s negative 22% revision, as of November 30, 2020. In addition, in July, DELL confirmed it was considering spinning off its VMW segment in 2021 – news which drove the stock up double digits. Finally, our performance benefited from the timing of our purchase, with the recovery seen in many of our stocks since March of 2020.

United Rentals (URI) up 48%: While commonly viewed as a cyclical company, URI has significant defensive characteristics which enabled it to perform well during the pandemic. These characteristics include the company’s ability to rapidly cancel equipment orders and reduce capex, driving counter-cyclical cash flow. On an earnings basis, URI proved less sensitive to the pandemic than the S&P 500, with negative revisions to 2020 earnings estimates of 17% vs. the S&P 500’s negative 22%, as of November 30, 2020. While earnings are expected to be lower for 2020, the company has guided for free cash flow to be 32% higher than its initial guidance for 2020, a sign of the company’s resilience, and demand has begun to return, leading to consensus expectations for earnings growth in 2021 and beyond.

Berry Global Group (BERY) up 86%: BERY, which we purchased in April of 2020, was a beneficiary of increased demand due to the pandemic, notably in plastic protective films and engineered materials, such as hospital gowns, masks, and cleaning wipes. As a result of this increased demand, earnings estimates for 2020 were revised up 29%, in material contrast to the S&P 500’s negative 22% revision, as of November 30, 2020. In addition, our performance benefited from the timing of our purchase, with the recovery seen in many of our stocks since March of 2020.

Suncor Energy (SU) down 47%: SU’s results and price performance in 2020 were significantly impacted by the COVID-19 pandemic, which caused a sharp decline in both demand for crude oil and refined products, and in prices, which was expected to lead to earnings losses for 2020, as of November 30, 2020. Despite these challenging conditions, the company’s integrated business model showed resilience, with its refining operations generating strong cash flow that helped offset weakness in its production business. The company cut its capex plans three times in 2020, down to half of its initial target. In addition, SU cut its opex by $1 bn, and its dividend by 55%, which should lower its breakeven cost versus the price of oil from $45 to $35 per barrel. With a fortress balance sheet and a diversified business that includes refining operations, we believe SU is one of the best positioned energy stocks to weather this period in the industry, and return to normal levels of earnings.

Microchip Technology (MCHP) down 36%: MCHP was performing well on a fundamental basis when we chose to sell it in April of 2020, and buy BERY. Due to the timing of the sale, which occurred during the severe market selloff in the first quarter, the price was depressed. While this worked against us, the price of BERY was similarly depressed in our favor, as noted in the prior section.

AerCap Holdings NV (AER) down 41%: Like many transportation-related stocks, AER sold off sharply in February and March of 2020 as fears of the COVID-19 pandemic hit the market, but the company’s fundamentals have been much more resilient than implied by price performance. AER was able to grow or hold flat its book value per share in each of the three quarters reported through November, and earnings estimates for 2020 were negatively revised by 18%, four percentage points better than the negative 22% revision for the S&P 500, as of November 30, 2020. Airlines around the world are retiring older, more-expensive-to-maintain planes and shifting to newer aircraft like what AER predominantly owns. Air traffic has rebounded significantly from its lows, and is farther along in Asia and Europe where AER has the majority of its business. Importantly, AER was able to raise billions of dollars of unsecured debt at low single digit rates in the middle of the crisis, actually lowering its average cost of debt, implying a lower risk of failure than equity prices have appeared to indicate. As demand for air travel continues to recover, earnings are expected to grow substantially in 2021 and 2022.

In analyzing the Fund portfolio’s performance attribution, we find it helpful to examine both the investment success rate and any skew in the distribution of returns. Over the life of the Fund, 74% of the Fund’s investments posted gains, and 33% outperformed the S&P 500.  Skew has been a negative factor, as the Fund’s outperformers have outperformed by 88%, while our underperformers have underperformed by 116% over the life of the Fund. For the twelve-month period ended November 30, 2020, 56% of the Fund’s investments posted gains, and 37% outperformed the S&P 500. For the twelve-month period, skew has been a positive factor as the Fund’s outperformers have outperformed by 29%, while our underperformers have underperformed by 27%.

During the life of the Fund we have sold thirty-nine positions, as eight companies announced they were being acquired, twenty approached our estimates of fair value, for four lost conviction in our thesis, for one the company announced or completed acquisitions which increased the complexity and decreased analyzability and for six the risk/reward became less compelling than other opportunities. For each sale we added a new position from our pipeline of opportunities.

As of November 30, 2020, the valuation of our portfolio is 11.3 times the next twelve months consensus earnings. The S&P 500 has a valuation of 22.0 times earnings on this same basis, a premium of 95% over the Fund.

Lyrical International Value Equity

In March 2020, we launched the Lyrical International Value Equity Fund to employ our value strategy in the international space. Our portfolio is constructed to be balanced and diversified across approximately 25-40 positions at time of portfolio implementation, giving us exposure to as many different types of companies and situations as possible without sacrificing our strict investment standards.

Since its launch on March 2, 2020 through November 30, 2020, the Lyrical International Value Equity Fund – Institutional Class has produced a total return of +10.20%, compared to the +14.40% total return for the MSCI EAFE. For the period since inception ended November 2020, the three positions that most positively impacted performance were Ashtead Group (AHT-LON), Sony Corporation (6758-JP), and NXP Semiconductors (NXPI) with contributions of 246 basis points (bps) (up 39%), 233 bps (up 48%) and 232 bps (up 37%), respectively; conversely, the three positions that most negatively impacted performance were Suncor Energy Inc. (SU), AerCap Holdings NV (AER), and Fairfax Financial Holdings (FFH-CA) which detracted 239 bps (down 38%), 193 bps (down 28%) and 153 bps (down 18%), respectively

Lyrical Asset Management’s Investment Philosophy and Portfolio Construction

For new investors since our previous letter to the Fund’s shareholders we’d like to briefly outline our investment philosophy and portfolio construction approach.

We believe our strategy and approach to investing differentiate us from other investment managers, even those that share a value approach to investing. We are deep value investors and by this we mean that we look to invest in companies trading significantly below intrinsic value. This separates us from other value managers who focus generally on relative value or core value approaches and whose portfolio characteristics have higher Price/Earnings, Price/Book and Price/Cash Flow multiples. We assess valuation based on current price relative to long-term normalized earnings, which contrasts us to those that rely on Price/Book or dividend yield. We only invest in what we consider to be quality businesses that we believe should earn good returns on invested capital, and avoid volatile businesses and companies with excessive leverage. Other value investors may consider owning any business regardless of quality if they believe the price is low enough. Lastly, we only invest in businesses we can understand and avoid those that are excessively complex or require specialized technical knowledge, even though they may appear cheap from a high-level perspective.

We construct our portfolio purely bottom up and without regard to what is or is not contained in a benchmark. We are concerned with concentration risk and have strict limits on how much capital can be invested in any one position or any one industry. Our long portfolio is constructed to be balanced and diversified across approximately 33 positions, giving us exposure to many different types of companies and situations without sacrificing our strict investment standards.

Thank you for your continued trust and interest in Lyrical Asset Management.

Sincerely,

Andrew Wellington	Dan Kaskawits & John Mullins
Portfolio Manager -	Co-Portfolio Managers -
U.S. Value Equity Fund	International Value Equity Fund

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-888-884-8099.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectus contains this and other important information. To obtain a copy of the Funds’ prospectus please visit the Funds’ website at www.lyricalvaluefunds.com or call 1-888-884-8099 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Funds are distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Funds, may be sold at any time, and may no longer be held by the Funds. For a complete list of securities held by the Funds as of November 30, 2020, please see the Schedules of Investments section of this Report. The opinions of the Fund’s adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Funds and the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward- looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

LYRICAL U.S. VALUE EQUITY FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $100,000 Investment in
Lyrical U.S. Value Equity Fund - Institutional Class(a) versus the S&P 500® Index

Average Annual Total Returns
(for the periods ended November 30, 2020)
			Since
	1 Year	5 Years	Inception(c)
Lyrical U.S. Value Equity Fund - Institutional Class (b)	5.16%	6.31%	10.55%
Lyrical U.S. Value Equity Fund - Investor Class (b)	4.94%	5.98%	5.64%
S&P 500® Index (d)	17.46%	13.99%	14.29%(e)

(a)	The line graph above represents performance of the Institutional Class only, which will vary from the performance of the Investor Class based on the differences in fees paid by shareholders in the different classes.

(b)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Commencement of operations for Institutional Class shares was February 4, 2013. Commencement of operations for Investor Class shares was February 24, 2014.

(d)	The S&P 500® Index is a market capitalization weighted index of 500 large companies that is widely used as a barometer of U.S. stock market performance. The index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

(e)	Represents the period from February 4, 2013 (date of commencement of operations of Institutional Class shares) through November 30, 2020.

LYRICAL INTERNATIONAL VALUE EQUITY FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $100,000 Investment in
Lyrical International Value Equity Fund - Institutional Class(a) versus the MSCI EAFE Index

Total Returns
(for the period ended November 30, 2020)
Since
Inception(c)
Lyrical International Value Equity Fund - Institutional Class (b)	10.20%
Lyrical International Value Equity Fund - Investor Class (b)	10.00%
MSCI EAFE Index (d)	14.40%

(a)	The line graph above represents performance of the Institutional Class only, which will vary from the performance of the Investor Class based on the differences in fees paid by shareholders in the different classes.

(b)	The Fund’s total return does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Commencement of operations for Institutional Class shares and Investor Class shares was March 2, 2020.

(d)	The MSCI EAFE (Europe, Australasia, and Far East) Index is a free float-adjusted weighted capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of November 30, 2020, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

LYRICAL U.S. VALUE EQUITY FUND
PORTFOLIO INFORMATION
November 30, 2020 (Unaudited)

Lyrical U.S. Value Equity Fund vs. S&P 500® Index
Sector Diversification

Top Ten Equity Holdings
% of
Security Description	Net Assets
United Rentals, Inc.	5.5%
Dell Technologies, Inc. - Class C	5.0%
Celanese Corporation	4.9%
Broadcom, Inc.	4.7%
Whirlpool Corporation	4.6%
XPO Logistics, Inc.	4.6%
Ameriprise Financial, Inc.	4.6%
HCA Healthcare, Inc.	4.5%
Crown Holdings, Inc.	4.4%
Centene Corporation	4.4%

LYRICAL INTERNATIONAL VALUE EQUITY FUND
PORTFOLIO INFORMATION
November 30, 2020 (Unaudited)

Lyrical International Value Equity Fund
Country Diversification

Top Ten Equity Holdings
% of
Security Description	Net Assets
NXP Semiconductors N.V.	5.7%
Ashtead Group plc	5.4%
Suzuki Motor Corporation	5.0%
Sony Corporation	4.4%
Atos SE	4.3%
Exor N.V.	4.3%
GVC Holdings plc	4.3%
Bollore S.A.	4.1%
Element Fleet Management Corporation	3.9%
ITOCHU Corporation	3.9%

LYRICAL U.S. VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
November 30, 2020

COMMON STOCKS — 99.1%	Shares	Value
Communications — 3.4%
Cable & Satellite — 3.4%
Liberty Global plc - Series C (a)	515,646	$11,158,580

Consumer Discretionary — 9.1%
Apparel & Textile Products — 1.9%
Hanesbrands, Inc.	458,509	6,510,828

Automotive — 0.9%
Adient plc (a)	92,342	2,889,381

Home & Office Products — 4.6%
Whirlpool Corporation	78,625	15,301,211

Retail - Discretionary — 1.7%
Qurate Retail, Inc. - Series A	536,796	5,620,254

Energy — 4.8%
Oil & Gas Producers — 4.8%
EOG Resources, Inc.	167,565	7,855,447
Suncor Energy, Inc.	502,998	8,093,238
		15,948,685
Financials — 18.3%
Asset Management — 6.2%
Affiliated Managers Group, Inc.	63,548	5,536,302
Ameriprise Financial, Inc.	81,757	15,144,666
		20,680,968
Insurance — 6.5%
Assurant, Inc.	74,573	9,628,866
Lincoln National Corporation	248,722	11,744,653
		21,373,519
Specialty Finance — 5.6%
AerCap Holdings N.V. (a)	218,021	8,014,452
Air Lease Corporation	153,510	5,613,861
Alliance Data Systems Corporation	67,613	4,945,215
		18,573,528
Health Care — 8.9%
Health Care Facilities & Services — 8.9%
Centene Corporation (a)	234,517	14,457,973
HCA Healthcare, Inc.	99,761	14,975,124
		29,433,097

LYRICAL U.S. VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 99.1% (Continued)	Shares	Value
Industrials — 13.7%
Engineering & Construction — 3.6%
Quanta Services, Inc.	175,278	$11,978,498

Industrial Support Services — 5.5%
United Rentals, Inc. (a)	80,894	18,361,320

Transportation & Logistics — 4.6%
XPO Logistics, Inc. (a)	142,332	15,183,978

Materials — 15.6%
Chemicals — 7.6%
Celanese Corporation	125,940	16,287,820
Univar Solutions, Inc. (a)	241,426	4,321,526
W.R. Grace & Company	83,939	4,593,142
		25,202,488
Containers & Packaging — 8.0%
Berry Global Group, Inc. (a)	178,317	9,450,801
Crown Holdings, Inc. (a)	155,408	14,647,204
O-I Glass, Inc.	218,389	2,472,163
		26,570,168
Technology — 22.6%
Semiconductors — 4.7%
Broadcom, Inc.	39,074	15,691,337

Technology Hardware — 17.9%
Arrow Electronics, Inc. (a)	100,638	9,223,473
CommScope Holding Company, Inc. (a)	218,760	2,592,306
Dell Technologies, Inc. - Class C (a)	239,656	16,543,454
Flex Ltd. (a)	630,084	10,226,263
SYNNEX Corporation	64,300	10,307,933
Western Digital Corporation	233,258	10,468,619
		59,362,048
Utilities — 2.7%
Electric Utilities — 2.7%
NRG Energy, Inc.	277,020	9,072,405

Total Common Stocks (Cost $233,300,147)		$328,912,293

LYRICAL U.S. VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 0.5%	Shares	Value
Invesco Short-Term Investments Trust - Institutional Class, 0.01% (b) (Cost $1,670,768)	1,670,768	$1,670,768

Investments at Value — 99.6% (Cost $234,970,915)		$330,583,061

Other Assets in Excess of Liabilities — 0.4%		1,451,867

Net Assets — 100.0%		$332,034,928

plc - Public Limited Company

N.V. - Naamloze Vennootschap

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of November 30, 2020.

See accompanying notes to financial statements.

LYRICAL INTERNATIONAL VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
November 30, 2020

COMMON STOCKS — 98.7%	Shares	Value
Australia — 1.0%
Redbubble Ltd. (a) (b)	3,505	$13,311

Canada — 15.9%
Element Fleet Management Corporation	4,941	50,256
Fairfax Financial Holdings Ltd.	119	40,810
Linamar Corporation	684	31,505
Suncor Energy, Inc.	2,130	34,064
TFI International, Inc.	910	46,175
		202,810
Denmark — 2.7%
ISS A/S (a) (b)	1,877	34,223

Finland — 2.2%
Konecranes OYJ (b)	811	27,604

France — 12.9%
Atos SE (a) (b)	604	55,149
Bollore S.A. (b)	13,635	52,898
Elis S.A. (a) (b)	1,463	23,801
SPIE S.A. (a) (b)	1,635	33,242
		165,090
Hong Kong — 2.8%
CK Hutchison Holdings Ltd. (b)	5,000	36,268

Isle of Man — 4.3%
GVC Holdings plc (b)	3,955	54,329

Japan — 27.2%
Air Water, Inc. (b)	2,000	32,914
Hitachi Ltd. (b)	1,300	49,341
ITOCHU Corporation (b)	1,900	50,141
Kinden Corporation (b)	1,000	15,974
Kyudenko Corporation (b)	600	17,122
NIPPO Corporation (b)	900	23,459
SK Kaken Company Ltd. (b)	100	37,333
Sony Corporation (b)	600	55,912
Suzuki Motor Corporation (b)	1,200	64,355
		346,551

LYRICAL INTERNATIONAL VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 98.7% (Continued)	Shares	Value
Netherlands — 13.0%
AerCap Holdings N.V. (a)	1,063	$39,076
Exor N.V. (b)	783	54,786
NXP Semiconductors N.V.	457	72,398
		166,260
Spain — 3.1%
Grupo Catalana Occidente S.A. (b)	1,222	39,899

Sweden — 2.8%
Intrum AB (b)	1,356	35,278

United Kingdom — 10.8%
Ashtead Group plc (b)	1,628	68,696
Babcock International Group plc (a) (b)	5,310	23,767
Liberty Global plc - Class A (a)	2,007	45,198
		137,661

Total Common Stocks (Cost $1,076,985)		$1,259,284

Money Market Funds — 1.7%	Shares	Value
Invesco Short-Term Investments Trust - Institutional Class, 0.01% (c) (Cost $22,202)	22,202	$22,202

Investments at Value — 100.4% (Cost $1,099,187)		$1,281,486

Liabilities in Excess of Other Assets — (0.4%)		(5,126)

Net Assets — 100.0%		$1,276,360

A/S - Aktieselskab

OYJ - Julkinen Osakeyhtiö

plc - Public Limited Company

S.A. - Societe Anonyme

SE - Societe Europaea

(a)	Non-income producing security.

(b)	Level 2 security (Note 2).

(c)	The rate shown is the 7-day effective yield as of November 30, 2020.

See accompanying notes to financial statements.

LYRICAL INTERNATIONAL VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

% of
Common Stocks by Sector/Industry	Net Assets
Communications — 7.7%
Cable & Satellite	3.5%
Entertainment Content	4.2%

Consumer Discretionary — 11.8%
Automotive	7.5%
Leisure Facilities & Services	4.3%

Consumer Staples — 7.8%
Retail - Consumer Staples	3.9%
Wholesale - Consumer Staples	3.9%

Energy — 2.7%
Oil & Gas Producers	2.7%

Financials — 16.4%
Asset Management	4.3%
Insurance	6.3%
Specialty Finance	5.8%

Industrials — 32.4%
Commercial Support Services	4.5%
Diversified Industrials	3.9%
Engineering & Construction	7.0%
Industrial Support Services	9.3%
Machinery	2.2%
Transportation & Logistics	5.5%

Materials — 5.5%
Chemicals	5.5%

Technology — 14.4%
Semiconductors	5.7%
Technology Hardware	4.4%
Technology Services	4.3%
98.7%

See accompanying notes to financial statements.

LYRICAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2020

	Lyrical	Lyrical
	U.S. Value	International
	Equity Fund	Value Equity Fund
ASSETS
Investments in securities:
At cost	$234,970,915	$1,099,187
At value (Note 2)	$330,583,061	$1,281,486
Cash denominated in foreign currency (Cost $—, $521)	—	521
Receivable for capital shares sold	732,387	—
Receivable from Adviser (Note 4)	—	17,189
Dividends receivable	1,062,133	2,087
Tax reclaims receivable	—	111
Other assets	19,584	4,024
Total assets	332,397,165	1,305,418

LIABILITIES
Payable for capital shares redeemed	62,235	—
Payable to Adviser (Note 4)	204,252	—
Payable to administrator (Note 4)	77,149	16,019
Accrued distribution fees (Note 4)	1,886	129
Other accrued expenses and liabilities	16,715	12,910
Total liabilities	362,237	29,058

NET ASSETS	$332,034,928	$1,276,360

NET ASSETS CONSIST OF:
Paid-in capital	$299,686,748	$1,135,581
Accumulated earnings	32,348,180	140,779
NET ASSETS	$332,034,928	$1,276,360

NET ASSET VALUE PER SHARE:
INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$327,120,626	$613,448
Institutional Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	19,608,917	55,678
Net asset value, offering price and redemption price per share (Note 2)	$16.68	$11.02
INVESTOR CLASS
Net assets applicable to Investor Class	$4,914,302	$662,912
Investor Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	296,678	60,275
Net asset value, offering price and redemption price per share (Note 2)	$16.56	$11.00

See accompanying notes to financial statements.

LYRICAL FUNDS
STATEMENTS OF OPERATIONS
Year Ended November 30, 2020 (a)

	Lyrical	Lyrical
	U.S. Value	International
	Equity Fund	Value Equity Fund
INVESTMENT INCOME
Dividend income	$7,508,876	$15,486
Foreign witholding taxes on dividends	(116,500)	(2,315)
Total investment income	7,392,376	13,171

EXPENSES
Investment advisory fees (Note 4)	3,959,247	6,541
Administration fees (Note 4)	340,352	18,000
Fund accounting fees (Note 4)	72,326	27,074
Transfer agent fees (Note 4)	68,329	18,000
Registration and filing fees	51,756	9,672
Compliance fees (Note 4)	39,958	9,000
Custody and bank service fees	33,858	13,050
Legal fees	26,357	20,256
Postage and supplies	40,532	2,084
Borrowing costs (Note 5)	36,698	—
Trustees’ fees and expenses (Note 4)	17,152	15,025
Networking fees	26,683	68
Audit and tax services fees	17,900	1,000
Distribution fees - Investor Class (Note 4)	13,903	968
Printing of shareholder reports	10,479	1,730
Insurance expense	5,541	1,261
Other expenses	24,876	13,556
Total expenses	4,785,947	157,285
Less fees reduced and/or expenses reimbursed by Adviser (Note 4)	(136,716)	(148,703)
Net expenses	4,649,231	8,582

NET INVESTMENT INCOME	2,743,145	4,589

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized losses from investment transactions	(25,331,481)	(42,226)
Net realized losses from foreign currency transactions (Note 2)	(17,042)	(3,903)
Long-term capital gain distributions from regulated investment companies	111	—
Net change in unrealized appreciation (depreciation) on investments	(21,274,618)	182,299
Net change in unrealized appreciation (depreciation) on foreign currency translation	—	20
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES	(46,623,030)	136,190

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(43,879,885)	$140,779

(a)	Except for Lyrical International Value Equity Fund, which represents the period from the commencement of operations (March 2, 2020) through November 30, 2020.

See accompanying notes to financial statements.

LYRICAL U.S. VALUE EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	November 30,	November 30,
	2020	2019
FROM OPERATIONS
Net investment income	$2,743,145	$2,694,840
Net realized gains (losses) from investment transactions	(25,331,481)	31,981,612
Net realized losses from foreign currency transactions	(17,042)	(1,948)
Long-term capital gain distributions from regulated investment companies	111	—
Net change in unrealized appreciation (depreciation) on investments	(21,274,618)	(15,932,868)
Net increase (decrease) in net assets resulting from operations	(43,879,885)	18,741,636

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional Class	(1,934,332)	(18,081,629)
Investor Class	—	(167,631)
Decrease in net assets from distributions to shareholders	(1,934,332)	(18,249,260)

CAPITAL SHARE TRANSACTIONS
Institutional Class
Proceeds from shares sold	168,250,674	279,936,248
Net asset value of shares issued in reinvestment of distributions to shareholders	1,436,425	14,799,306
Payments for shares redeemed	(414,530,075)	(585,459,118)
Net decrease in Institutional Class net assets from capital share transactions	(244,842,976)	(290,723,564)

Investor Class
Proceeds from shares sold	1,759,911	1,562,229
Net asset value of shares issued in reinvestment of distributions to shareholders	—	145,648
Payments for shares redeemed	(3,436,305)	(14,285,234)
Net decrease in Investor Class net assets from capital share transactions	(1,676,394)	(12,577,357)

TOTAL DECREASE IN NET ASSETS	(292,333,587)	(302,808,545)

NET ASSETS
Beginning of year	624,368,515	927,177,060
End of year	$332,034,928	$624,368,515

See accompanying notes to financial statements.

LYRICAL U.S. VALUE EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year	Year
	Ended	Ended
	November 30,	November 30,
	2020	2019
CAPITAL SHARE ACTIVITY
Institutional Class
Shares sold	13,714,569	18,953,610
Shares issued in reinvestment of distributions to shareholders	87,791	952,538
Shares redeemed	(33,017,433)	(39,422,684)
Net decrease in shares outstanding	(19,215,073)	(19,516,536)
Shares outstanding at beginning of year	38,823,990	58,340,526
Shares outstanding at end of year	19,608,917	38,823,990

Investor Class
Shares sold	129,832	102,409
Shares issued in reinvestment of distributions to shareholders	—	9,230
Shares redeemed	(256,480)	(972,625)
Net decrease in shares outstanding	(126,648)	(860,986)
Shares outstanding at beginning of year	423,326	1,284,312
Shares outstanding at end of year	296,678	423,326

See accompanying notes to financial statements.

LYRICAL INTERNATIONAL VALUE EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS

Period Ended
November 30,
2020 (a)
FROM OPERATIONS
Net investment income	$4,589
Net realized losses from investment transactions	(42,226)
Net realized losses from foreign currency transactions	(3,903)
Net change in unrealized appreciation (depreciation) on investments	182,299
Net change in unrealized appreciation (depreciation) on foreign currency translation	20
Net increase in net assets resulting from operations	140,779

CAPITAL SHARE TRANSACTIONS
Institutional Class
Proceeds from shares sold	552,331

Investor Class
Proceeds from shares sold	583,250

TOTAL INCREASE IN NET ASSETS	1,276,360

NET ASSETS
Beginning of period	—
End of period	$1,276,360

CAPITAL SHARE ACTIVITY
Institutional Class
Shares sold	55,678
Net increase in shares outstanding	55,678
Shares outstanding at beginning of period	—
Shares outstanding at end of period	55,678

Investor Class
Shares sold	60,275
Net increase in shares outstanding	60,275
Shares outstanding at beginning of period	—
Shares outstanding at end of period	60,275

(a)	Represents the period from the commencement of operations (March 2, 2020) through November 30, 2020.

See accompanying notes to financial statements.

LYRICAL U.S. VALUE EQUITY FUND
INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year:

	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	Nov. 30,		Nov. 30,	Nov. 30,	Nov. 30,	Nov. 30,
	2020		2019	2018	2017	2016
Net asset value at beginning of year	$15.91		$15.55	$18.62	$16.60	$15.63

Income (loss) from investment operations:
Net investment income	0.10	(a)	0.05 (a)	0.03 (a)	0.01 (a)	0.24
Net realized and unrealized gains (losses) on investments and foreign currencies	0.72	(b)	0.76	(1.70)	3.54	1.40
Total from investment operations	0.82		0.81	(1.67)	3.55	1.64

Less distributions from:
Net investment income	(0.05)		(0.05)	(0.01)	(0.24)	(0.04)
Net realized gains	—		(0.40)	(1.39)	(1.29)	(0.63)
Total distributions	(0.05)		(0.45)	(1.40)	(1.53)	(0.67)

Net asset value at end of year	$16.68		$15.91	$15.55	$18.62	$16.60

Total return (c)	5.16%		5.03%	(9.02)%	21.70%	10.73%

Net assets at end of year (000’s)	$327,121		$617,686	$907,366	$1,116,584	$993,904

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.25%		1.41%	1.37%	1.37%	1.38%
Ratio of net expenses to average net assets	1.22	% (d)	1.41%	1.37%	1.37%	1.38%
Ratio of net investment income to average net assets	0.73	% (d)	0.36%	0.17%	0.03%	1.62%
Portfolio turnover rate	30%		33%	39%	22%	36%

(a)	Per share net investment income has been determined on the basis of average number of shares outstanding during the year.

(b)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statements of Operations for the same year.

(c)	Total return is a measure of the change in value of an investment in the Fund over the years covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would have been lower if the Adviser had not reimbursed expenses for the year ended November 30, 2020 (Note 4).

(d)	Ratio was determined after fee reductions and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

LYRICAL U.S. VALUE EQUITY FUND
INVESTOR CLASS
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year:

	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	Nov. 30,		Nov. 30,		Nov. 30,		Nov. 30,		Nov. 30,
	2020		2019		2018		2017		2016
Net asset value at beginning of year	$15.78		$15.43		$18.54		$16.52		$15.57

Income (loss) from investment operations:
Net investment income (loss)	0.07	(a)	0.02	(a)	(0.03	) (a)	(0.05	) (a)	0.30
Net realized and unrealized gains (losses) on investments and foreign currencies	0.71	(b)	0.73		(1.69)		3.53		1.28
Total from investment operations	0.78		0.75		(1.72)		3.48		1.58

Less distributions from:
Net investment income	—		—		—		(0.17)		(0.00	) (c)
Net realized gains	—		(0.40)		(1.39)		(1.29)		(0.63)
Total distributions	—		(0.40)		(1.39)		(1.46)		(0.63)

Net asset value at end of year	$16.56		$15.78		$15.43		$18.54		$16.52

Total return (d)	4.94%		4.89%		(9.30)%		21.32%		10.36%

Net assets at end of year (000’s)	$4,914		$6,682		$19,811		$36,777		$58,213

Ratios/supplementary data:
Ratio of total expenses to average net assets	2.02%		2.03%		1.72%		1.70%		1.70%
Ratio of net expenses to average net assets	1.44	% (e)	1.70	% (e)	1.70	% (e)	1.70%		1.70%
Ratio of net investment income (loss) to average net assets	0.53	% (e)	0.10	% (e)	(0.18	)% (e)	(0.32)%		1.39%
Portfolio turnover rate	30%		33%		39%		22%		36%

(a)	Per share net investment income (loss) has been determined on the basis of average number of shares outstanding during the year.

(b)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statements of Operations for the same year.

(c)	Amount rounds to less than $0.01 per share.

(d)	Total return is a measure of the change in value of an investment in the Fund over the years covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reimbursed expenses for the years ended November 30, 2020, 2019, and 2018 (Note 4).

(e)	Ratio was determined after fee reductions and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

LYRICAL INTERNATIONAL VALUE EQUITY FUND
INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout the Period:

	Period
	Ended
	Nov. 30,
	2020 (a)
Net asset value at beginning of period	$10.00

Income from investment operations:
Net investment income (b)	0.05
Net realized and unrealized gains on investments and foreign currencies	0.97
Total from investment operations	1.02

Net asset value at end of period	$11.02

Total return (c)	10.20	% (d)

Net assets at end of period (000’s)	$613

Ratios/supplementary data:
Ratio of total expenses to average net assets	21.16	% (e)
Ratio of net expenses to average net assets (f)	1.03	% (e)
Ratio of net investment income to average net assets (f)	0.72	% (e)
Portfolio turnover rate	25	% (d)

(a)	Represents the period from the commencement of operations (March 2, 2020) through November 30, 2020.

(b)	Per share net investment income has been determined on the basis of average number of shares outstanding during the period.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would have been lower if the Adviser had not reduced fees and reimbursed expenses for the period ended November 30, 2020 (Note 4).

(d)	Not annualized.

(e)	Annualized.

(f)	Ratio was determined after fee reductions and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

LYRICAL INTERNATIONAL VALUE EQUITY FUND
INVESTOR CLASS
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout the Period:

	Period
	Ended
	Nov. 30,
	2020 (a)
Net asset value at beginning of period	$10.00

Income from investment operations:
Net investment income (b)	0.04
Net realized and unrealized gains on investments and foreign currencies	0.96
Total from investment operations	1.00

Net asset value at end of period	$11.00

Total return (c)	10.00	% (d)

Net assets at end of period (000’s)	$663

Ratios/supplementary data:
Ratio of total expenses to average net assets	21.14	% (e)
Ratio of net expenses to average net assets (f)	1.27	% (e)
Ratio of net investment income to average net assets (f)	0.52	% (e)
Portfolio turnover rate	25	% (d)

(a)	Represents the period from the commencement of operations (March 2, 2020) through November 30, 2020.

(b)	Per share net investment income has been determined on the basis of average number of shares outstanding during the period.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would have been lower if the Adviser had not reduced fees and reimbursed expenses for the period ended November 30, 2020 (Note 4).

(d)	Not annualized.

(e)	Annualized.

(f)	Ratio was determined after fee reductions and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

LYRICAL FUNDS
NOTES TO FINANCIAL STATEMENTS
November 30, 2020

1.	Organization

Lyrical U.S. Value Equity Fund and Lyrical International Value Equity Fund (individually, a “Fund” and collectively, the “Funds”) are each a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report. Lyrical U.S. Value Equity Fund commenced operations on February 4, 2013. Lyrical International Value Equity Fund commenced operations on March 2, 2020.

The investment objective of each Fund is to seek to achieve long-term capital growth.

Each Fund offers two classes of shares: Institutional Class shares (sold without any sales loads and distribution and/or shareholder service fees and requiring a $100,000 initial investment) and Investor Class shares (sold without any sales loads, but subject to a distribution and/or shareholder service fee of up to 0.25% of the average daily net assets attributable to Investor Class shares, and requiring a $2,500 initial investment). Each share class represents an ownership interest in the same investment portfolio.

2.	Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – Each Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Funds value their listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Funds value their securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”). Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the

LYRICAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

suspension or limitation of trading. As a result, the prices of securities used to calculate each Fund’s net asset value (“NAV”) may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Lyrical International Value Equity Fund’s foreign equity securities actively traded in foreign markets may be classified as Level 2 despite the availability of closing prices because such securities are typically fair valued by an independent pricing service. The Board has authorized the Fund to retain an independent pricing service to determine the fair value of its foreign securities because the value of such securities may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest rate change); issuer specific (e.g., earnings report or merger announcement); or U.S. market-specific (such as a significant movement in the U.S. market that is deemed to affect the value of foreign securities). The pricing service uses an automated system that incorporates a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities.

The following is a summary of each Fund’s investments by the inputs used to value the investments as of November 30, 2020:

Lyrical U.S. Value Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$328,912,293	$—	$—	$328,912,293
Money Market Funds	1,670,768	—	—	1,670,768
Total	$330,583,061	$—	$—	$330,583,061

LYRICAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Lyrical International Value Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$359,482	$899,802	$—	$1,259,284
Money Market Funds	22,202	—	—	22,202
Total	$381,684	$899,802	$—	$1,281,486

Refer to each Fund’s Schedule of Investments for a listing of securities by sector and industry type or geographical region. The Funds did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the period ended November 30, 2020.

Share valuation – The NAV per share of each class of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of each Fund is equal to the NAV per share of such class.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the security received. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s rules and tax rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Foreign currency translation – Securities and other assets and liabilities denominated in or expected to settle in foreign currencies, if any, are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern time on the respective date of such transactions.

C.	The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

LYRICAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Allocation between Classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each Class of a Fund based upon its proportionate share of total net assets of that Fund. Class-specific expenses are charged directly to the Class incurring the expense. Common expenses which are not attributable to a specific Class are allocated daily to each Class of shares of a Fund based upon its proportionate share of total net assets of that Fund.

Common expenses – Common expenses of the Trust are allocated among the Funds and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – Each Fund distributes to shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. The tax character of distributions paid to shareholders by Lyrical U.S. Value Equity Fund during the years ended November 30, 2020 and 2019 was as follows:

	Year	Ordinary	Long-Term	Total
	End	Income	Capital Gains	Distributions
Institutional Class	11/30/2020	$1,934,332	$—	$1,934,332
	11/30/2019	$2,632,588	$15,449,041	$18,081,629
Investor Class	11/30/2020	$—	$—	$—
	11/30/2019	$—	$167,631	$167,631

Lyrical International Value Equity Fund made no distributions to shareholders during the period ended November 30, 2020.

LYRICAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of November 30, 2020:

	Lyrical	Lyrical
	U.S. Value	International Value
	Equity Fund	Equity Fund
Tax cost of portfolio investments	$261,418,171	$1,111,169
Gross unrealized appreciation	$96,248,585	$226,928
Gross unrealized depreciation	(27,083,695)	(56,611)
Net unrealized appreciation	69,164,890	170,317
Net unrealized appreciation on foreign currency translation	—	20
Undistributed ordinary income	2,723,375	4,446
Accumulated capital and other losses	(39,540,085)	(34,004)
Distributable earnings	$32,348,180	$140,779

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for each Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and holdings classified as passive foreign investment companies.

LYRICAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

As of November 30, 2020, the Funds had the following capital loss carryforwards for federal income tax purposes, which may be carried forward indefinitely:

	Lyrical U.S. Equity	Lyrical International
	Value Fund	Equity Value Fund
No expiration - short-term	$—	$34,004
No expiration - long-term	$39,540,085	$—

These capital loss carryforwards are available to offset net realized capital gains in future years, thereby reducing future taxable gain distributions.

For the period ended November 30, 2020, the following reclassification was made as a result of permanent differences between the financial statement and income tax reporting requirements:

	Lyrical U.S. Equity	Lyrical International
	Value Fund	Equity Value Fund
Paid-in capital	$5,235,471	$—
Distributable earnings	$(5,235,471)	$—

This reclassification has no effect on each Fund’s total net assets or their NAV per share and is due to the utilization of earnings and profits on shareholder redemptions.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify their major tax jurisdiction as U.S. Federal.

3.	Investment Transactions

During the period ended November 30, 2020, cost of purchases and proceeds from sales of investment securities, other than short-term investments and short positions, amounted to $113,300,946 and $364,826,872, respectively, for Lyrical U.S. Value Equity Fund and $1,367,397 and $248,187, respectively, for Lyrical International Value Equity Fund.

LYRICAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

4.	Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Funds’ investments are managed by Lyrical Asset Management L.P. (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. Effective April 1, 2020, the Funds pay the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.85% of average daily net assets. Prior to April 1, 2020, the Funds paid the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 1.25% of average daily net assets. During the periods ended November 30, 2020, the Adviser earned $3,959,247 and $6,541 of fees under the Investment Advisory Agreement for Lyrical U.S. Value Equity Fund and Lyrical International Value Equity Fund, respectively.

Effective April 1, 2020, pursuant to an Expense Limitation Agreement (“ELA”) between each Fund and the Adviser, the Adviser has contractually agreed, until April 1, 2022, to reduce investment advisory fees and reimburse other operating expenses to limit total annual operating expenses of each Fund (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Fund; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs; and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding the following percentages of average daily net assets attributable to each respective class:

Institutional Class	Investor Class
0.99%	1.24%

Prior to April 1, 2020, these expense limitations were as follows for each respective class:

Institutional Class	Investor Class
1.45%	1.70%

Accordingly, during the period ended November 30, 2020, the Adviser reduced its advisory fees by $65,261 and reimbursed other operating expenses of $71,455 for Lyrical U.S. Value Equity Fund and the Adviser did not collect any of its investment advisory fees from Lyrical International Value Equity Fund and reimbursed other operating expenses of $142,162.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause total annual fund operating expenses to exceed the lesser of (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the

LYRICAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

expenses to be repaid were incurred. As of November 30, 2020, the Adviser may seek repayment of advisory fee reductions and expense reimbursements no later than the dates below:

	November 30,	November 30,	November 30,
	2021	2022	2023	Total
Lyrical U.S. Value Equity Fund	$6,222	$27,433	$136,716	$170,371
Lyrical International Value Equity Fund	$—	$—	$148,703	$148,703

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Funds’ portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to the Funds. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated partially by the Adviser and partially by the Investor Class shares of each Fund for acting as principal underwriter.

A Trustee and certain officers of the Trust are also officers of Ultimus and/or the Distributor.

DISTRIBUTION PLAN

The Funds have adopted a plan of distribution (the “Plan”), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), which permits Investor Class shares of each Fund to directly incur or reimburse the Funds’ principal underwriter for certain expenses related to the distribution of its shares. The annual limitation for payment of expenses pursuant to the Plan is 0.25% of each Fund’s average daily net assets allocable to Investor Class shares. The Funds have not adopted a plan of distribution with respect to the Institutional Class shares. During the period ended November 30, 2020, the Investor Class shares of Lyrical U.S. Value Equity Fund and Lyrical International Value Equity Fund incurred $13,903 and $968, respectively, of distribution fees under the Plan.

TRUSTEE COMPENSATION

Each member of the Board (a “Trustee”) who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from each Fund, paid quarterly, except for the Board Chairperson who receives a $1,500 annual retainer from each Fund,

LYRICAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

paid in quarterly installments. Each Independent Trustee also receives from each Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

PRINCIPAL HOLDERS OF FUND SHARES

As of November 30, 2020, the following shareholders owned of record 25% or more of the outstanding shares of the Funds:

NAME OF RECORD OWNERS	% Ownership
Lyrical U.S. Value Equity Fund - Investor Class
Pershing, LLC (for the benefit of its customers)	26%
Lyrical International Value Equity Fund - Institutional Class
Lyrical Asset Management L.P.	90%
Lyrical International Value Equity Fund - Investor Class
Lyrical Asset Management L.P.	83%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person of the Fund. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5.	Borrowing Costs

From time to time, the Funds may have an overdrawn cash balance at the custodian due to redemptions or market movements. When this occurs, the Funds will incur borrowing costs charged by the custodian. Accordingly, during the year ended November 30, 2020, the Lyrical U.S. Value Equity Fund incurred $36,698 of borrowing costs charged by the custodian. The Lyrical International Value Equity Fund did not incur any borrowing costs during the period ended November 30, 2020.

6.	Sector and Country Risks

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of November 30, 2020, Lyrical International Value Equity Fund had 32.4% of the value of its net assets invested in stocks within the Industrials sector.

As of November 30, 2020, Lyrical International Value Equity Fund had 27.5% of the value of its stock portfolio invested in stocks of companies domiciled in Japan. At times, the Japanese economy has been negatively affected by government intervention and

LYRICAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

protectionism, an unstable financial services sector, a heavy reliance on international trade, and natural disasters. These factors, as well as other adverse political developments, increases in government debt, and changes to fiscal monetary or trade policies, may negatively affect Japanese markets and the prices of stocks of Japanese companies.

7.	Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

8.	Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

LYRICAL FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Ultimus Managers Trust

and the Shareholders of Lyrical U.S. Value Equity Fund and

Lyrical International Value Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Lyrical U.S. Value Equity Fund and Lyrical International Value Equity Fund, each a series of shares of beneficial interest in Ultimus Managers Trust (the “Funds”), including the schedules of investments, as of November 30, 2020, and the related statements of operations and changes in net assets and the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2020, and the results of their operations, the changes in their net assets and their financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Statements of Operations and Changes in
Fund	Net Assets and Financial Highlights Presented
Lyrical U.S. Value Equity Fund	The statement of operations for the year ended November 30, 2020, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended
Lyrical International Value Equity Fund	The statements of operations and changes in net assets and the financial highlights for the period from March 2, 2020 (commencement of operations) through November 30, 2020

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

LYRICAL FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (Continued)

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Ultimus Managers Trust since 2013.

Philadelphia, Pennsylvania

January 26, 2021

LYRICAL FUNDS
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees, class-specific expenses (such as distribution fees) and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (June 1, 2020) and held until the end of the period (November 30, 2020).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that the Funds had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not each Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

LYRICAL FUNDS
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about each Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

	Beginning	Ending	Net	Expenses
	Account Value	Account Value	Expense	Paid During
	June 1, 2020	November 30, 2020	Ratio(a)	Period(b)
Lyrical U.S. Value Equity Fund
Institutional Class
Based on Actual Fund Return	$1,000.00	$1,319.60	0.99%	$5.74
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.05	0.99%	$5.00
Investor Class
Based on Actual Fund Return	$1,000.00	$1,317.40	1.24%	$7.18
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.80	1.24%	$6.26

	Beginning	Ending	Net	Expenses
	Account Value	Account Value	Expense	Paid During
	June 1, 2020	November 30, 2020	Ratio(a)	Period(b)
Lyrical International Value Equity Fund
Institutional Class
Based on Actual Fund Return	$1,000.00	$1,268.10	0.99%	$5.61
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.05	0.99%	$5.00
Investor Class
Based on Actual Fund Return	$1,000.00	$1,267.30	1.24%	$7.03
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.80	1.24%	$6.26

(a)	Annualized, based on each Fund’s most recent one-half year expenses.

(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period), for Actual and Hypothectical Return information, respectively.

LYRICAL FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-884-8099, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-884-8099, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-888-884-8099. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

FEDERAL TAX INFORMATION (Unaudited)

Qualified Dividend Income – The Lyrical U.S. Equity Value Fund designates 100% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the fiscal year ended November 30, 2020, 100% of ordinary income dividends for Lyrical U.S. Equity Value Fund qualifies for the corporate dividends received deduction.

LYRICAL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Funds to actively supervise their day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Funds:

Name and Year of Birth	Length of Time Serve	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
David R. Carson* Year of Birth: 1958	Since 2013	Trustee (January 2021 to present) Principal Executive Officer (April 2017 to January 2021) President (October 2013 to January 2021) Vice President (April 2013 to October 2013)	SVP, Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President, Unified Series Trust (2016 to present) and Trustee (2020 to present); President, Centaur Mutual Funds Trust (2018 to present); Chief Compliance Officer, FSI Low Beta Absolute Return Fund (2013 to 2016)	15	Interested Trustee of Unified Series Trust (25 Funds)

LYRICAL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Serve	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Chairperson (October 2019 to present) Trustee (January 2016 to present)	Retired (2013) financial services executive	15	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at The Standard Register Inc. (formerly The Standard Register Company) from 2011 to 2016	15	None
Robert E. Morrison Year of Birth: 1957	Since June 2019	Trustee	Senior Vice President and National Practice Lead for Investment, Huntington National Bank/Huntington Private Bank (2014 to present)	15	None
Clifford N. Schireson Year of Birth: 1953	Since June 2019	Trustee	Founder of Schireson Consulting, LLC (2017 to present); Director of Institutional Services for Brandes Investment Partners, LP (2004-2017)	15	Trustee of the San Diego City Employees’ Retirement System (2019 to present)
Jacqueline A. Williams Year of Birth: 1954	Since June 2019	Trustee	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017), Cambridge Associates, LLC	15	None

*	Mr. Carson is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act, as amended, because of his relationship with the Trust’s administrator, transfer agent and distributor.

LYRICAL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Todd E. Heim Year of Birth: 1967	Since 2014	Principal Executive Officer (January 2021 to present) President (January 2021 to present) Vice President (2014 to 2021)	VP, Relationship Management of Ultimus Fund Solutions, LLC (2018 to present); Client Implementation Manager and AVP of Ultimus Fund Solutions, LLC (2014 to 2018); Naval Flight Officer in the United States Navy (May 1989 to June 2017)
Jennifer L. Leamer Year of Birth: 1976	Since 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	SVP, Fund Accounting of Ultimus Fund Solutions, LLC (2014 to present)
Daniel D. Bauer Year of Birth: 1977	Since 2016	Assistant Treasurer (April 2016 to present)	AVP, Fund Accounting (September 2015 to present) of Ultimus Fund Solutions, LLC
Matthew J. Beck Year of Birth: 1988	Since 2018	Secretary (July 2018 to present)	VP, Senior Legal Counsel of Ultimus Fund Solutions, LLC (2018 to present); Chief Compliance Officer of OBP Capital, LLC (2015 to 2018); Vice President and General Counsel of The Nottingham Company (2014 to 2018)
Natalie S. Anderson Year of Birth: 1975	Since 2016	Assistant Secretary (April 2016 to present)	Manager, Legal Administration (July 2016 to present) and Paralegal (January 2015 to June 2016) of Ultimus Fund Solutions, LLC

LYRICAL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Gweneth K. Gosselink Year of Birth: 1955	Since 2020	Chief Compliance Officer (January 2020 to present)	AVP, Compliance Officer of Ultimus Fund Solutions, LLC (December 2019 to present); CCO Consultant at GKG Consulting, LLC (December 2019 to present); Chief Operating Officer and CCO at Miles Capital, Inc. (June 2013 to December 2019)
Martin R. Dean Year of Birth: 1963	Since 2016	Assistant Chief Compliance Officer (January 2020 to present) Interim Chief Compliance Officer (October 2019 to January 2020) Assistant Chief Compliance Officer (January 2016 to 2017)	SVP, Head of Fund Compliance of Ultimus Fund Solutions, LLC (2016 to present)

Additional information about members of the Board and executive officers is available in the Funds’ Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call toll free 1-888-884-8099.

LYRICAL FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Lyrical U.S. Value Equity Fund’s (the “U.S. Fund’s”) Investment Advisory Agreement (the “Agreement”) with Lyrical Asset Management LP (the “Adviser”) for an additional one-year term. The Board approved the Agreement at a meeting held on July 20-21, 2020, at which all of the Trustees were present.

Legal counsel advised the Board during its deliberations. Additionally, the Board received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Board and counsel. In deciding whether to approve the continuation of the Agreement, the Board recalled its review of the materials related to the U.S. Fund and the Adviser throughout the preceding 12 months and its numerous discussions with Trust Management and the Adviser about the operations and performance of the U.S. Fund during that period. The Board further considered those materials and discussions and numerous other factors, including:

The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to the U.S. Fund including, without limitation, its recent investment advisory services to the U.S. Fund; its compliance procedures and practices; its efforts to promote the U.S. Fund and assist in its distribution; and its compliance program. After reviewing the foregoing information and further information in the Adviser’s memorandum (e.g., description of its business and Form ADV), the Board concluded that the quality, extent, and nature of the services provided by the Adviser to the U.S. Fund were satisfactory and adequate.

The investment performance of the U.S. Fund. In this regard, the Board compared the performance of the U.S. Fund with the performance of its benchmark index, custom peer group, and Morningstar category. The Board also considered the consistency of the Adviser’s management with the U.S. Fund’s investment objective and policies. The Board noted that the U.S. Fund had underperformed relative to the average and median of its custom peer group for the one-year, three-year, five-year and since inception periods. The Board also noted that the U.S. Fund had outperformed the average of its Morningstar category (Large Cap Value Funds under $500 Million, True No-Load) for the since inception period and underperformed the average and median of its Morningstar category for the one-year, three-year, and five-year periods and the median of its Morningstar category for the since inception period. The Board indicated that the Adviser had satisfactorily explained its performance results for the U.S. Fund. Following additional discussion of the investment performance of the U.S. Fund; the Adviser’s experience in managing mutual funds, private funds, and separate accounts; the Adviser’s historical investment performance; and other factors, the Board concluded that the investment performance of the U.S. Fund has been satisfactory.

LYRICAL FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationship with the U.S. Fund. In this regard, the Board considered the Adviser’s staffing; methods of operating; the education and experience of its personnel; its compliance program, policies and procedures; its financial condition and the level of commitment to the U.S. Fund and, generally, the Adviser’s advisory business; the asset level of the U.S. Fund; the overall expenses of the U.S. Fund, including the advisory fee; and the differences in fees and services to the Adviser’s other similar clients. The Board considered its discussion with the Adviser regarding the expense limitation agreement (“ELA”), and considered the Adviser’s past fee reductions and expense reimbursements for the U.S. Fund. The Board further took into account the Adviser’s willingness to continue the ELA for the U.S. Fund until at least April 1, 2022.

The Board also considered potential benefits for the Adviser in managing the U.S. Fund, including promotion of the Adviser’s name. The Board compared the U.S. Fund’s advisory fee and overall expense ratio to the average and median advisory fees and expense ratios for its custom peer group and Morningstar categories and fees charged to the Adviser’s other client accounts. In considering the comparison in fees and expense ratios between the U.S. Fund and other comparable funds, the Board looked at the differences in types of funds being compared, the style of investment management, the size of the U.S. Fund, and the nature of the investment strategies. The Board also considered the Adviser’s commitment to limit the U.S. Fund’s expenses under the ELA. The Board noted that the 0.85% advisory fee for the U.S. Fund was above the average and below the median for the U.S. Fund’s custom peer group, and above the average and median for the other funds in the U.S. Fund’s Morningstar category (Large Cap Value Funds under $500 Million, True No-Load). The Board further noted that the overall expense ratio for the U.S. Fund of 0.99% for the Institutional Class shares was higher than the average and median expense ratio for the other funds in each U.S. Fund’s custom peer group and Morningstar category (Large Cap Value Funds Under $500 Million, True No-Load). The Board further considered the investment strategy and style used by the Adviser in managing the portfolio of the U.S. Fund. Following these comparisons and considerations and upon further consideration and discussion of the foregoing, the Board concluded that the advisory fee to be paid to the Adviser by the U.S. Fund is fair and reasonable.

The extent to which economics of scale would be realized as the U.S. Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the U.S. Fund’s investors. In this regard, the Board considered that the U.S. Fund’s fee arrangements with the Adviser involve both the advisory fee and the ELA. The Board determined that while the advisory fee rate remains the same were asset levels to increase, the shareholders of the U.S. Fund have experienced benefits from the ELA and will continue to experience benefits from the ELA until the assets of the U.S. Fund grow to a level where its expenses otherwise fall below the expense limit. Following further

LYRICAL FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

discussion of the U.S. Fund’s asset level, expectations for asset growth, and level of fees, the Board determined that the fee arrangements with the Adviser were fair and reasonable in relation to the nature and quality of services being provided by the Adviser.

Brokerage and portfolio transactions. In this regard, the Board considered the Adviser’s policies and procedures and performance in seeking best execution for its clients, including the U.S. Fund. The Board also considered the historical portfolio turnover rate for the U.S. Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the process by which the Adviser evaluates best execution; the method and basis for selecting and evaluating the broker-dealers used; and any anticipated allocation of portfolio business to persons affiliated with the Adviser. After further review and discussion, the Board determined that the Adviser’s practices regarding brokerage and portfolio transactions are satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the U.S. Fund; the Adviser’s process for allocating trades among the U.S. Fund and its other clients; and the substance and administration of the Adviser’s Code of Ethics. Following further consideration and discussion, the Board found for the U.S. Fund that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

After further discussion of the factors noted above and in reliance on the information provided by the Adviser and Trust Management, and taking into account the totality of all the factors discussed and information presented at this meeting and previous meetings, the Board indicated its agreement to approve the continuance of the Agreement. It was noted that in the Trustees’ deliberations regarding the approval of the continuance of the Agreement, the Trustees did not identify any particular information or factor that was all-important or controlling, and that each individual Trustee may have attributed different weights to the various factors listed above. After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Agreement was in the best interests of the U.S. Fund and its shareholders.

LYRICAL FUNDS
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Funds has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended. The Program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short- and long-term cash flow projections; and its cash holdings and access to other Funding sources. The Funds’ Board of Trustees (the “Board”) approved the appointment of the Liquidity Administrator Committee, comprising the Funds’ Adviser and certain Trust officers, to be responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness. The annual written report assessing the Program (the “Report”) was presented to the Board at the October 19-20, 2020 Board meeting and covered the period from June 1, 2019 to May 31, 2020 (the “Review Period”).

During the Review Period, the Funds did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the Review Period, the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and the Program has been effectively implemented.

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LYRICAL-AR-20

Q3 All-Weather Sector Rotation Fund

Investor Class (QAWSX)

Institutional Class (QAISX)

Q3 All-Weather Tactical Fund

Investor Class (QAWTX)

Institutional Class (QAITX)

Annual Report

November 30, 2020

Q3 ALL-WEATHER FUNDS
LETTER TO SHAREHOLDERS (Unaudited)	November 30, 2020

Dear Shareholders:

This Annual Report for the Q3 All-Weather Funds covers the period from December 30, 2019 (Funds’ inception) – November 30, 2020. The All-Weather Funds are a series of Funds advised by Q3 Asset Management, which are actively managed using systematic, quantitative approaches to asset allocation in order to adjust to evolving market environments.

Q3 All-Weather Sector Rotation Fund (QAISX, QAWSX)

For the period ending November 30, 2020, the Sector Rotation Fund had returns of -0.80% in the Investor class shares and -0.60% in the Institutional class shares, versus a return of 9.36% for the Morningstar Moderately Aggressive Target Risk Index during the same timeframe. The Fund’s investment objective is to seek long-term growth of capital on an annual basis consistent with a moderately aggressive tolerance for risk.

The Fund began the period fully invested in equities with emphasis on the technology and health care sectors, as these were the leading areas of the equity markets for much of 2019. These holdings were largely unchanged for the first few months of the performance period as they continued to outperform the broader market. As the equity markets began to respond to COVID concerns in early March, the Fund became overweighted to fixed income holdings, primarily intermediate-term Treasury positions.

Prior to the move into bonds, the Fund experienced losses in excess of the index due to concentrated holdings within the technology and health care sectors as the market dropped. The Fund’s defensive stance lasted into May as it then rotated completely out of fixed income and back into equities, including a position in Gold Miners (GDX). Additional underperformance was experienced as the market rebounded sharply from the March lows and rocketed to a record-breaking 30% recovery. The Fund was positioned defensively during a portion of this up move.

The rotation into fixed income is a strong selling point of the Fund as it has the ability to sidestep extreme downturn in equities. Such moves are often longer-term in nature and caused by fundamental economic conditions. The swift move down in the markets in 2020 was caused by a once-in-a-lifetime event, and simply had no historical market precedents.

As the markets continued to recover, the Fund remained fully invested in equites. Sectors which were overweighted primarily consisted of technology and health care. Technology benefited greatly from the “work-from-home” shift in the job market. In particular, technology sub-sectors such as Mobile Payments (IPAY) and Semiconductors (SMH) performed well and led to outsized gains in the final months of the fiscal year. The health care sector, not surprisingly, was spurred by advances in hopes of a COVID vaccine. During the latter half of the year, the Fund held Biotech (FBT) and Health Care (FXH) and experienced gains in those positions.

1

Q3 All-Weather Tactical Fund (QAITX, QAWTX)

The Fund returned 20.1% for the period for the Investor class shares and 20.6% for the Institutional class shares, versus a return of 9.57% for the Morningstar Moderate Target Risk Index. The Fund’s investment objective seeks a positive rate of return over a calendar year regardless of market conditions. Equity investments are based solely on the price movements of the NASDAQ 100 Index. As the Fund begins to exhibit downside volatility, positions in Government Bonds may be taken. Such positions may be long or inverse depending on the conditions of the bond markets.

The Fund began the period fully invested in the NASDAQ 100 Index (QQQ). Beginning in late January, due to increased downside volatility in the markets, the Fund responded by switching to 80% long exposure to the NASDAQ 100 Index initially and subsequently down to a 60% exposure. The remainder of the position was in Government Bonds, primarily on the long side (EDV). For the next few weeks, the Fund began to gradually shift away from equities and into Government Bonds (EDV/TBF) and Short-term Bonds (BIL).

In early to mid-March, as the COVID crisis began to affect the markets, the Fund continued to shift away from equities to the point where it was entirely out of the NASDAQ 100 position. As the markets began to stabilize the Fund gradually reentered equities throughout May and by the end of the period was back to a 100% invested position in NASDAQ.

The volatility of the NASDAQ market in the summer months caused the Fund to allocate approximately 50 to 80% into equities (QQQ) for most of that period. The remainder went to Government Bonds. The bond allocation was largely inverse (TBF), as that market also exhibited high volatility and began to drift lower. The 4th quarter of 2020 was similar to the previous quarter in that the Fund was, for the most part, only partially invested in the NASDAQ, with a few short stints of being fully exposed. Bond positions also continued to vacillate between long and inverse long-term government holdings as that market continued to show indecisiveness.

The All-Weather Funds are created to work together in a portfolio to seek return and manage risk for an investor through changing market conditions. Both Funds are systematic and quantitative in nature, and as such, human emotion is largely removed from investment decisions. Challenging market environments, such as the one caused by the COVID-19 virus, often lead investors to make decisions that are based on emotions. The All-Weather Funds seek to avoid this common investment pitfall, and instead the Funds rely on rules-based trading algorithms which have been developed using historical market data in an attempt to replicate possible market environment moving forward.

If you have any questions about the Funds, please visit us at our website www.Q3AllWeatherFunds.com or email info@Q3Tactical.com

Very truly yours,

Brad Giaimo	Bruce Greig, CFA	Adam Quiring

Portfolio Manager	Portfolio Manager	Portfolio Manager

Q3 Asset Management

2

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit the Fund’s website at www.Q3AllWeatherFunds.com or call 1-855-784-2399 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They may not comprise the entire investment portfolio of the Fund, may be sold at any time, and may no longer be held by the Fund. For a complete list of securities held by each Fund as of November 30, 2020, please see the Schedules of Investments sections of the Annual Report. The opinions of the Fund’s adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements, include, without limitation, general economic conditions, such as inflation, recession, and interest rates.

3

Q3 ALL-WEATHER SECTOR ROTATION FUND
PERFORMANCE INFORMATION
November 30, 2020 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Q3 All-
Weather Sector Rotation Fund – Investor Class(a) versus the Morningstar
Moderately Aggressive Target Risk Index and the Morningstar Moderate
Target Risk Index

Total Returns (b)
(For the Period Ended November 30, 2020)

Since
Inception
(12/30/2019)
Q3 All-Weather Sector Rotation Fund - Investor Class	(0.80%)
Q3 All-Weather Sector Rotation Fund - Institutional Class	(0.60%)
Morningstar Moderately Aggressive Target Risk Index (c)	9.36%
Morningstar Moderate Target Risk Index (c)	9.57%

(a)	The line graph above represents performance of the Investor Class only, which will vary from the performance of the Institutional Class based on the difference in fees paid by shareholders in the different classes.

(b)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets. The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets. These Indexes are unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its return is not indicative of the performance of any specific investment.

4

Q3 ALL-WEATHER TACTICAL FUND
PERFORMANCE INFORMATION
November 30, 2020 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Q3 All-
Weather Tactical Fund – Investor Class(a) versus the Morningstar Moderately
Aggressive Target Risk Index and the Morningstar Moderate Target Risk Index

Total Returns (b)
(For the Period Ended November 30, 2020)

Since
Inception
(12/30/2019)
Q3 All-Weather Tactical Fund- Investor Class	20.10%
Q3 All-Weather Tactical Fund - Institutional Class	20.60%
Morningstar Moderately Aggressive Target Risk Index (c)	9.36%
Morningstar Moderate Target Risk Index (c)	9.57%

(a)	The line graph above represents performance of the Investor Class only, which will vary from the performance of the Institutional Class based on the difference in fees paid by shareholders in the different classes.

(b)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets. The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets. These Indexes are unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its return is not indicative of the performance of any specific investment.

5

Q3 ALL-WEATHER FUNDS
PORTFOLIO INFORMATION
November 30, 2020 (Unaudited)

Q3 ALL-WEATHER SECTOR ROTATION FUND

Sector Diversification (% of Net Assets)

Q3 ALL-WEATHER TACTICAL FUND

Sector Diversification (% of Net Assets)

6

Q3 ALL-WEATHER SECTOR ROTATION FUND
SCHEDULE OF INVESTMENTS
November 30, 2020

EXCHANGE-TRADED FUNDS — 98.0%	Shares	Value
Fidelity MSCI Consumer Discretionary Index ETF	3,730	$253,603
First Trust Dow Jones Internet Index Fund (a)	1,200	248,964
First Trust Health Care AlphaDEX® Fund (a)	4,800	491,712
First Trust NASDAQ Global Auto Index Fund	5,600	269,584
First Trust NYSE Arca Biotechnology Index Fund (a)	2,940	473,840
Technology Select Sector SPDR® Fund (The)	6,041	745,942
VanEck Vectors Gold Miners ETF	14,200	492,456
VanEck Vectors Retail ETF	4,700	742,694
VanEck Vectors Semiconductor ETF	3,700	771,857
Total Exchange-Traded Funds (Cost $4,027,715)		$4,490,652

MONEY MARKET FUNDS — 2.3%	Shares	Value
First American Government Obligations Fund - Class X, 0.05% (b) (Cost $104,166)	104,166	$104,166

Investments at Value — 100.3% (Cost $4,131,881)		$4,594,818

Liabilities in Excess of Other Assets — (0.3%)		(11,754)

Net Assets — 100.0%		$4,583,064

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of November 30, 2020.

See accompanying notes to financial statements.

7

Q3 ALL-WEATHER TACTICAL FUND
SCHEDULE OF INVESTMENTS
November 30, 2020

EXCHANGE-TRADED FUNDS — 98.5%	Shares	Value
Invesco QQQ Trust, Series 1 (Cost $66,854,999)	237,000	$71,009,940

MONEY MARKET FUNDS — 1.7%	Shares	Value
First American Government Obligations Fund - Class X, 0.05% (a) (Cost $1,200,807)	1,200,807	$1,200,807

Investments at Value — 100.2% (Cost $68,055,806)		$72,210,747

Liabilities in Excess of Other Assets — (0.2%)		(152,260)

Net Assets — 100.0%		$72,058,487

(a)	The rate shown is the 7-day effective yield as of November 30, 2020.

See accompanying notes to financial statements.

8

Q3 ALL-WEATHER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2020

	Q3 All-Weather	Q3 All-Weather
	Sector Rotation	Tactical
	Fund	Fund
ASSETS
Investments in securities:
At cost	$4,131,881	$68,055,806
At value (Note 2)	$4,594,818	$72,210,747
Receivable for capital shares sold	—	1,078,586
Receivable from Adviser (Note 4)	3,536	—
Dividends receivable	3	39
Other assets	5,737	14,133
Total assets	4,604,094	73,303,505

LIABILITIES
Payable for capital shares redeemed	5,000	264,344
Payable for investment securities purchased	—	897,077
Payable to Adviser (Note 4)	—	54,660
Payable to administrator (Note 4)	7,536	12,098
Accrued distribution fees (Note 4)	141	184
Other accrued expenses	8,353	16,655
Total liabilities	21,030	1,245,018

NET ASSETS	$4,583,064	$72,058,487

NET ASSETS CONSIST OF:
Paid-in capital	$4,634,232	$63,805,224
Accumulated earnings (deficit)	(51,168)	8,253,263
NET ASSETS	$4,583,064	$72,058,487

NET ASSET VALUE PER SHARE:
INVESTOR CLASS
Net assets applicable to Investor Class	$92,033	$174,622
Investor Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	9,278	14,542
Net asset value, offering price and redemption price per share (Note 2)	$9.92	$12.01

INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$4,491,031	$71,883,865
Institutional Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	451,700	5,959,022
Net asset value, offering price and redemption price per share (Note 2)	$9.94	$12.06

See accompanying notes to financial statements.

9

Q3 ALL-WEATHER FUNDS
STATEMENTS OF OPERATIONS
Period Ended November 30, 2020 (a)

	Q3 All-Weather	Q3 All-Weather
	Sector Rotation	Tactical
	Fund	Fund
INVESTMENT INCOME
Dividend income	$19,944	$171,760

EXPENSES
Management fees (Note 4)	31,183	379,401
Administration fees (Note 4)	22,000	42,070
Fund accounting fees (Note 4)	27,813	31,322
Transfer agent fees (Note 4)	22,000	26,000
Legal fees	21,163	21,163
Trustees’ fees and expenses (Note 4)	19,596	19,596
Registration and filing fees	12,232	23,091
Compliance fees (Note 4)	11,000	11,000
Custody and bank service fees	7,521	11,542
Postage and supplies	3,420	4,557
Printing of shareholder reports	2,066	3,236
Borrowing costs (Note 5)	634	3,523
Insurance	1,276	1,486
Audit fees	1,000	1,000
Distribution fees - Investor Class (Note 4)	162	243
Other expenses	9,953	13,898
Total expenses	193,019	593,128
Management fees reduced and/or expense reimbursements by the Adviser (Note 4)	(131,727)	(2,870)
Net expenses	61,292	590,258

NET INVESTMENT LOSS	(41,348)	(418,498)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from investment transactions	(472,757)	4,516,820
Net change in unrealized appreciation (depreciation) on investments	462,937	4,154,941
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(9,820)	8,671,761

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(51,168)	$8,253,263

(a)	Represents the period from the commencement of operations (December 30, 2019) through November 30, 2020.

See accompanying notes to financial statements.

10

Q3 ALL-WEATHER SECTOR ROTATION FUND
STATEMENT OF CHANGES IN NET ASSETS

Period Ended
November 30,
2020 (a)
FROM OPERATIONS
Net investment loss	$(41,348)
Net realized losses from investment transactions	(472,757)
Net change in unrealized appreciation (depreciation) on investments	462,937
Net decrease in net assets resulting from operations	(51,168)

CAPITAL SHARE TRANSACTIONS
Investor Class
Proceeds from shares sold	89,663
Payments for shares redeemed	(867)
Net increase in Investor Class net assets from capital share transactions	88,796

Institutional Class
Proceeds from shares sold	5,904,813
Payments for shares redeemed	(1,359,377)
Net increase in Institutional Class net assets from capital share transactions	4,545,436

TOTAL INCREASE IN NET ASSETS	4,583,064

NET ASSETS
Beginning of period	—
End of period	$4,583,064

CAPITAL SHARE ACTIVITY
Investor Class
Shares sold	9,371
Shares redeemed	(93)
Net increase in shares outstanding	9,278
Shares outstanding at beginning of period	—
Shares outstanding at end of period	9,278

Institutional Class
Shares sold	599,302
Shares redeemed	(147,602)
Net increase in shares outstanding	451,700
Shares outstanding at beginning of period	—
Shares outstanding at end of period	451,700

(a)	Represents the period from the commencement of operations (December 30, 2019) through November 30, 2020.

See accompanying notes to financial statements.

11

Q3 ALL-WEATHER TACTICAL FUND
STATEMENT OF CHANGES IN NET ASSETS

Period Ended
November 30,
2020 (a)
FROM OPERATIONS
Net investment loss	$(418,498)
Net realized gains from investment transactions	4,516,820
Net change in unrealized appreciation (depreciation) on investments	4,154,941
Net increase in net assets resulting from operations	8,253,263

CAPITAL SHARE TRANSACTIONS
Investor Class
Proceeds from shares sold	152,454
Payments for shares redeemed	(1,398)
Net increase in Investor Class net assets from capital share transactions	151,056

Institutional Class
Proceeds from shares sold	102,717,886
Payments for shares redeemed	(39,063,718)
Net increase in Institutional Class net assets from capital share transactions	63,654,168

TOTAL INCREASE IN NET ASSETS	72,058,487

NET ASSETS
Beginning of period	—
End of period	$72,058,487

CAPITAL SHARE ACTIVITY
Investor Class
Shares sold	14,671
Shares redeemed	(129)
Net increase in shares outstanding	14,542
Shares outstanding at beginning of period	—
Shares outstanding at end of period	14,542

Institutional Class
Shares sold	9,675,673
Shares redeemed	(3,716,651)
Net increase in shares outstanding	5,959,022
Shares outstanding at beginning of period	—
Shares outstanding at end of period	5,959,022

(a)	Represents the period from the commencement of operations (December 30, 2019) through November 30, 2020.

See accompanying notes to financial statements.

12

Q3 ALL-WEATHER SECTOR ROTATION FUND
INVESTOR CLASS
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout the Period:

	Period Ended
	November 30,
	2020 (a)
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss (b)	(0.14)
Net realized and unrealized gains on investments	0.06	(c)
Total from investment operations	(0.08)
Net asset value at end of period	$9.92
Total return (d)	(0.80	)% (e)
Net assets at end of period (000’s)	$92
Ratios/supplementary data:
Ratio of total expenses to average net assets (f)	9.35	% (g)
Ratio of net expenses to average net assets (f)(h)	2.19	% (g)
Ratio of net investment loss to average net assets (f)(h)(i)	(1.67	)% (g)
Portfolio turnover rate	523	% (e)

(a)	Represents the period from the commencement of operations (December 30, 2019) through November 30, 2020.

(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.

(c)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statements of Operations for the same period.

(d)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would have been lower if the Adviser had not reduced fees and reimbursed expenses for the period ended November 30, 2020 (Note 4).

(e)	Not annualized.

(f)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests.

(g)	Annualized.

(h)	Ratio was determined after management fee reductions and/or expense reimbursements (Note 4).

(i)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.

See accompanying notes to financial statements.

13

Q3 ALL-WEATHER SECTOR ROTATION FUND
INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout the Period:

	Period Ended
	November 30,
	2020 (a)
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss (b)	(0.11)
Net realized and unrealized gains on investments	0.05	(c)
Total from investment operations	(0.06)
Net asset value at end of period	$9.94
Total return (d)	(0.60	)% (e)
Net assets at end of period (000’s)	$4,491
Ratios/supplementary data:
Ratio of total expenses to average net assets (f)	6.10	% (g)
Ratio of net expenses to average net assets (f)(h)	1.94	% (g)
Ratio of net investment loss to average net assets (f)(h)(i)	(1.31	)% (g)
Portfolio turnover rate	523	% (e)

(a)	Represents the period from the commencement of operations (December 30, 2019) through November 30, 2020.

(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.

(c)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statements of Operations for the same period.

(d)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would have been lower if the Adviser had not reduced fees and reimbursed expenses for the period ended November 30, 2020 (Note 4).

(e)	Not annualized.

(f)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests.

(g)	Annualized.

(h)	Ratio was determined after management fee reductions and/or expense reimbursements (Note 4).

(i)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.

See accompanying notes to financial statements.

14

Q3 ALL-WEATHER TACTICAL FUND
INVESTOR CLASS
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout the Period:

	Period Ended
	November 30,
	2020 (a)
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss (b)	(0.18)
Net realized and unrealized gains on investments	2.19
Total from investment operations	2.01
Net asset value at end of period	$12.01
Total return (c)	20.10	% (d)
Net assets at end of period (000’s)	$175
Ratios/supplementary data:
Ratio of total expenses to average net assets (e)	5.13	% (f)
Ratio of net expenses to average net assets (e)(g)	2.19	% (f)
Ratio of net investment loss to average net assets (e)(g)(h)	(1.81	)% (f)
Portfolio turnover rate	3078	% (d)(i)

(a)	Represents the period from the commencement of operations (December 30, 2019) through November 30, 2020.

(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would have been lower if the Adviser had not reduced fees and reimbursed expenses for the period ended November 30, 2020 (Note 4).

(d)	Not annualized.

(e)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests.

(f)	Annualized.

(g)	Ratio was determined after management fee reductions and/or expense reimbursements (Note 4).

(h)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.

(i)	Given market conditions during the period, the Fund rotated assets into, and out of, positions on a periodic basis due to its tactical trading mandate, and the Fund’s portfolio was therefore traded frequently.

See accompanying notes to financial statements.

15

Q3 ALL-WEATHER TACTICAL FUND
INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout the Period:

	Period Ended
	November 30,
	2020 (a)
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss (b)	(0.11)
Net realized and unrealized gains on investments	2.17
Total from investment operations	2.06
Net asset value at end of period	$12.06
Total return (c)	20.60	% (d)
Net assets at end of period (000’s)	$71,884
Ratios/supplementary data:
Ratio of total expenses to average net assets (e)	1.55	% (f)
Ratio of net investment loss to average net assets (e)(g)	(1.10	)% (f)
Portfolio turnover rate	3078	% (d)(h)

(a)	Represents the period from the commencement of operations (December 30, 2019) through November 30, 2020.

(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(d)	Not annualized.

(e)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests.

(f)	Annualized.

(g)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.

(h)	Given market conditions during the period, the Fund rotated assets into, and out of, positions on a periodic basis due to its tactical trading mandate, and the Fund’s portfolio was therefore traded frequently.

See accompanying notes to financial statements.

16

Q3 ALL-WEATHER FUNDS
NOTES TO FINANCIAL STATEMENTS
November 30, 2020

1.	Organization

Q3 All-Weather Sector Rotation Fund and Q3 All-Weather Tactical Fund (individually, a “Fund” and collectively, the “Funds”) are each a series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report. The Funds commenced operations on December 30, 2019.

Q3 All-Weather Sector Rotation Fund seeks to achieve long-term growth of capital.

Q3 All-Weather Tactical Fund seeks a positive rate of return over a calendar year regardless of market conditions.

Q3 All-Weather Sector Rotation Fund is classified as a diversified fund. Q3 All-Weather Tactical Fund is classified as a non-diversified fund.

Each Fund offers two classes of shares: Investor Class shares (sold without any sales loads, but subject to a distribution and/or shareholder service fee of up to 0.25% of the average daily net assets attributable to Investor Class shares and requiring no minimum initial investment) and Institutional Class shares (sold without any sales loads and distribution and/or shareholder service fees and requiring a $500,000 initial investment). Each share class represents an ownership interest in the same investment portfolio.

2.	Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – Each Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Exchange-traded funds (“ETFs”) are valued at the security’s last sale price on the primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. Investments representing shares of other open-end investment companies, except ETFs but including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, these securities will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Funds value their securities and other assets at fair value pursuant to procedures established by and under the direction of the Board of Trustees of the Trust (the “Board”). Under these procedures, the securities will be classified as

17

Q3 ALL-WEATHER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate each Fund’s NAV may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of each Fund’s investments and the inputs used to value the investments as of November 30, 2020:

Q3 All-Weather Sector Rotation Fund	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$4,490,652	$—	$—	$4,490,652
Money Market Funds	104,166	—	—	104,166
Total	$4,594,818	$—	$—	$4,594,818

Q3 All-Weather Tactical Fund	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$71,009,940	$—	$—	$71,009,940
Money Market Funds	1,200,807	—	—	1,200,807
Total	$72,210,747	$—	$—	$72,210,747

The Funds did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the period ended November 30, 2020.

18

Q3 ALL-WEATHER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Share valuation – The NAV per share of each class of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of each Fund is equal to the NAV per share of such class.

Investment income – Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the security received.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Allocation between Classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each Class of a Fund based upon its proportionate share of total net assets of that Fund. Class-specific expenses are charged directly to the Class incurring the expense. Common expenses which are not attributable to a specific Class are allocated daily to each Class of shares of a Fund based upon its proportionate share of total net assets of that Fund.

Common expenses – Common expenses of the Trust are allocated among the Funds and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – Each Fund distributes to shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. There were no distributions paid to shareholders by the Funds during the period ended November 30, 2020.

On December 29, 2020, Q3 All-Weather Tactical Fund paid a short-term capital gain distribution of $0.8886 per share to shareholders of record on December 28, 2020.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

19

Q3 ALL-WEATHER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Federal income tax – Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of November 30, 2020:

	Q3 All-Weather
	Sector	Q3 All-Weather
	Rotation Fund	Tactical Fund
Tax cost of portfolio investments	$4,163,503	$69,458,759
Gross unrealized appreciation	$434,171	$2,945,991
Gross unrealized depreciation	(2,856)	(194,003)
Net unrealized appreciation	431,315	2,751,988
Accumulated capital and other losses	(482,483)	—
Undistributed ordinary income	—	5,501,275
Accumulated earnings (deficit)	$(51,168)	$8,253,263

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

Qualified late year ordinary losses incurred after December 31, 2019 and within the taxable year are deemed to arise on the first day of a Fund’s next taxable year. For the period ended November 30, 2020, the Q3 All-Weather Sector Rotation Fund deferred $41,348 of late year ordinary losses to December 1, 2020 for federal income tax purposes.

As of November 30, 2020, the Q3 All-Weather Sector Rotation Fund had short-term capital loss carryforwards of $441,135 for federal income tax purposes. These capital loss carryforwards, which do not expire, may be utilized by the Fund in future years to offset net realized capital gains, if any.

20

Q3 ALL-WEATHER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions for the current tax year and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify their major tax jurisdiction as U.S. Federal.

3.	Investment Transactions

For the period ended November 30, 2020, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $21,324,672 and $16,821,697, respectively, for Q3 All-Weather Sector Rotation Fund and $1,263,848,805 and $1,201,510,636, respectively, for Q3 All-Weather Tactical Fund.

4.	Transactions with Related Parties

INVESTMENT MANAGEMENT AGREEMENT

The Funds’ investments are managed by Q3 Asset Management Corporation (the “Adviser”) pursuant to the terms of an Investment Management Agreement. Each Fund pay the Adviser an investment management fee, computed and accrued daily and paid monthly, at the annual rate of 1.00% of average daily net assets. During the period ended November 30, 2020, the Adviser earned $31,183 and $379,401 of fees under the Investment Advisory Agreement for Q3 All-Weather Sector Rotation Fund and Q3 All-Weather Tactical Fund, respectively.

Pursuant to an Expense Limitation Agreement (“ELA”) between each Fund and the Adviser, the Adviser has contractually agreed, until March 31, 2022, to reduce investment management fees and reimburse other expenses to the extent necessary to limit total annual fund operating expenses of each Fund (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Fund; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs; and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding the following percentages of average daily net assets attributable to each respective class:

Investor Class	Institutional Class
2.19%	1.94%

Accordingly, during the period ended November 30, 2020, the Adviser did not collect any of its investment management fees for Q3 All-Weather Sector Rotation Fund. In addition, the Adviser reimbursed other operating expenses of $100,544 for Q3 All-Weather Sector Rotation Fund and reimbursed other operating expenses of $2,870 for Q3 All-Weather Tactical Fund.

21

Q3 ALL-WEATHER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Under the terms of the ELA, investment management fee reductions and expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years after the date on which such fees and expenses were incurred or waived, provided that the repayments do not cause total annual fund operating expenses (exclusive of such reductions and reimbursements) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of November 30, 2020, the Adviser may seek repayment of expense reimbursements no later than the dates below:

	November 30, 2023	Total
Q3 All-Weather Sector Rotation Fund	$131,727	$131,727
Q3 All-Weather Tactical Fund	$2,870	$2,870

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Funds’ portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to the Funds. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated partially by the Adviser and partially by the Investor Class shares of each Fund for acting as principal underwriter.

A Trustee and certain officers of the Trust are also officers of Ultimus and/or the Distributor.

DISTRIBUTION PLAN

The Funds have adopted a plan of distribution (the “Plan”), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), which permits Investor Class shares of each Fund to directly incur or reimburse the Funds’ principal underwriter for certain expenses related to the distribution of its shares. The annual limitation for payment of expenses pursuant to the Plan is 0.25% of each Fund’s average daily net assets allocable to Investor Class shares. The Funds have not adopted a plan of distribution with respect to the Institutional Class shares. During the period ended November 30, 2020, the Investor Class shares of Q3 All-Weather Sector Rotation Fund and Q3 All-Weather Tactical Fund incurred $162 and $243, respectively, of distribution fees under the Plan.

22

Q3 ALL-WEATHER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

TRUSTEE COMPENSATION

Each member of the Board (a “Trustee”) who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from each Fund, paid quarterly, except for the Board Chairperson who receives a $1,500 annual retainer from each Fund, paid in quarterly installments. Each Independent Trustee also receives from each Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

PRINCIPAL HOLDERS OF FUND SHARES

As of November 30, 2020, the following shareholders owned of record 25% or more of the outstanding shares of the Funds:

NAME OF RECORD OWNER	% Ownership
Q3 All-Weather Sector Rotation Fund - Investor Class
Bradford Giaimo	32%
Adam Quiring	32%
TD Ameritrade, Inc. (for the benefit of its customers)	36%
Q3 All-Weather Sector Rotation Fund - Institutional Class
E*TRADE Savings Bank (for the benefit of its customers)	60%
TD Ameritrade, Inc. (for the benefit of its customers)	28%
Q3 All-Weather Tactical Fund - Investor Class
TD Ameritrade, Inc. (for the benefit of its customers)	58%
Q3 All-Weather Tactical Fund - Institutional Class
E*TRADE Savings Bank (for the benefit of its customers)	34%
TD Ameritrade, Inc. (for the benefit of its customers)	31%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person of the Fund. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5.	Borrowing Costs

From time to time, the Funds may have an overdrawn cash balance at the custodian due to redemptions or market movements. When this occurs, the Funds will incur borrowing costs charged by the custodian. Accordingly, during the period ended November 30, 2020, Q3 All-Weather Sector Rotation Fund and Q3 All-Weather Tactical Fund incurred $634 and $3,523, respectively, of borrowing costs charged by the custodian.

23

Q3 ALL-WEATHER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

6.	Investments in Other Investment Companies

Each Fund may invest a significant portion of its assets in shares of one or more investment companies, including ETFs, open-end mutual funds and money market mutual funds. Each Fund will incur additional indirect expenses (acquired fund fees and expenses) to the extent it invests in shares of other investment companies. As of November 30, 2020, Q3 All-Weather Sector Rotation Fund had 98.0% of the value of its net assets invested in ETFs. As of November 30, 2020, Q3 All-Weather Tactical Fund had 98.5% of the value of its net assets invested in Invesco QQQ Trust, Series 1 (“QQQ”), an ETF that tracks the Nasdaq 100 Index. The financial statements of QQQ can be found at www.sec.gov.

7.	Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

8.	Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events other than the short-term capital gain distribution paid on December 29, 2020, as discussed in Note 2.

24

Q3 ALL-WEATHER FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Ultimus Managers Trust

and the Shareholders of Q3 All-Weather Sector Rotation Fund and

Q3 All-Weather Tactical Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Q3 All-Weather Sector Rotation Fund and Q3 All-Weather Tactical Fund, each a series of shares of beneficial interest in Ultimus Managers Trust (the “Funds”), including the schedules of investments, as of November 30, 2020, and the related statements of operations and changes in net assets and the financial highlights for the period from December 30, 2019 (commencement of operations) through November 30, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2020, and the results of their operations, the changes in their net assets and their financial highlights for the period from December 30, 2019 through November 30, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting

25

Q3 ALL-WEATHER FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (Continued)

principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Ultimus Managers Trust since 2013.

Philadelphia, Pennsylvania

January 26, 2021

26

Q3 ALL-WEATHER FUNDS
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees, class-specific expenses (such as distribution fees) and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (June 1, 2020) and held until the end of the period (November 30, 2020).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that the Funds had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not each Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

27

Q3 ALL-WEATHER FUNDS
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about each Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

		Ending
	Beginning	Account Value	Net	Expenses
	Account Value	November 30,	Expense	Paid During
	June 1, 2020	2020	Ratio (a)	Period(b)
Q3 All-Weather Sector Rotation Fund
Investor Class
Based on Actual Fund Return	$1,000.00	$1,150.80	2.19%	$11.78
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,014.05	2.19%	$11.03
Institutional Class
Based on Actual Fund Return	$1,000.00	$1,151.80	1.94%	$10.44
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,015.30	1.94%	$ 9.77

(a)	Annualized, based on the Fund’s most recent one-half year expenses.

(b)	Expenses are equal to the Funds’ annualized net expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

		Ending
	Beginning	Account Value	Net	Expenses
	Account Value	November 30,	Expense	Paid During
	June 1, 2020	2020	Ratio (a)	Period (b)
Q3 All-Weather Tactical Fund
Investor Class
Based on Actual Fund Return	$1,000.00	$1,170.60	2.19%	$11.88
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,014.05	2.19%	$11.03
Institutional Class
Based on Actual Fund Return	$1,000.00	$1,174.30	1.42%	$ 7.72
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.90	1.42%	$ 7.16

(a)	Annualized, based on the Fund’s most recent one-half year expenses.

(b)	Expenses are equal to the Funds’ annualized net expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

28

Q3 ALL-WEATHER FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-855-784-2399, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-855-784-2399, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-855-784-2399. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

29

Q3 ALL-WEATHER FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Funds to actively supervise their day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Funds:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
David R. Carson Year of Birth: 1958	Since 2013	Trustee (January 2021 to present) Principal Executive Officer (April 2017 to January 2021) President (October 2013 to present) Vice President (April 2013 to October 2013)	SVP, Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President, Unified Series Trust (2016 to present) and Trustee (2020 to present); President, Centaur Mutual Funds Trust (2018 to present); Chief Compliance Officer, FSI Low Beta Absolute Return Fund (2013 to 2016)

30

Q3 ALL-WEATHER FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Chairperson (October 2019 to present) Trustee (January 2016 to present)	Retired (2013) financial services executive	15	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at The Standard Register Inc. (formerly The Standard Register Company) from 2011 to 2016	15	None
Robert E. Morrison Year of Birth: 1957	Since June 2019	Trustee	Senior Vice President and National Practice Lead for Investment, Huntington National Bank/Huntington Private Bank (2014 to present)	15	None
Clifford N. Schireson Year of Birth: 1953	Since June 2019	Trustee	Founder of Schireson Consulting, LLC (2017 to present); Director of Institutional Services for Brandes Investment Partners, LP (2004-2017)	15	Trustee of the San Diego City Employees’ Retirement System (2019 to present)
Jacqueline A. Williams Year of Birth: 1954	Since June 2019	Trustee	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017), Cambridge Associates, LLC	15	None

*	Mr. Carson is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended, because of his relationship with the Trust’s administrator, transfer agent and distributor.

31

Q3 ALL-WEATHER FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Todd E. Heim Year of Birth: 1967	Since 2014	Principal Executive Officer (January 2021 to present) President (January 2021 to present) Vice President (2014 to 2021)	VP, Relationship Management of Ultimus Fund Solutions, LLC (2018 to present); Client Implementation Manager and AVP of Ultimus Fund Solutions, LLC (2014 to 2018); Naval Flight Officer in the United States Navy (May 1989 to June 2017)
Jennifer L. Leamer Year of Birth: 1976	Since 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	SVP, Fund Accounting of Ultimus Fund Solutions, LLC (2014 to present)
Daniel D. Bauer Year of Birth: 1977	Since 2016	Assistant Treasurer (April 2016 to present)	AVP, Fund Accounting (September 2015 to present) of Ultimus Fund Solutions, LLC
Matthew J. Beck Year of Birth: 1988	Since 2018	Secretary (July 2018 to present)	VP, Senior Legal Counsel of Ultimus Fund Solutions, LLC (2018 to present); Chief Compliance Officer of OBP Capital, LLC (2015 to 2018); Vice President and General Counsel of The Nottingham Company (2014 to 2018)
Natalie S. Anderson Year of Birth: 1975	Since 2016	Assistant Secretary (April 2016 to present)	Manager, Legal Administration (July 2016 to present) and Paralegal (January 2015 to June 2016) of Ultimus Fund Solutions, LLC
Gweneth K. Gosselink Year of Birth: 1955	Since 2016	Chief Compliance Officer (January 2021 to present)	AVP, Compliance Officer of Ultimus Fund Solutions, LLC (December 2019 to present); CCO Consultant at GKG Consulting, LLC (December 2019 to present); Chief Operating Officer and CCO at Miles Capital, Inc. (June 2013 to December 2019)

32

Q3 ALL-WEATHER FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Martin R. Dean Year of Birth: 1963	Since 2019	Assistant Chief Compliance Officer (January 2021 to present) Interim Chief Compliance Officer (October 2019 to present) Assistant Chief Compliance Officer (January 2016 to 2017)	SVP, Head of Fund Compliance of Ultimus Fund Solutions, LLC (2016 to present)

Additional information about members of the Board and executive officers is available in the Funds’ Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-561-3087.

33

Q3 ALL-WEATHER FUNDS
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Funds have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended. The Program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short- and long-term cash flow projections; and its cash holdings and access to other funding sources. The Funds’ Board of Trustees (the “Board”) approved the appointment of the Liquidity Administrator Committee, comprising of the Funds’ Adviser and certain Trust officers, to be responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness. The annual written report assessing the Program (the “Report”) was presented to the Board at the October 19-20, 2020 Board meeting and covered the period from December 30, 2019 to May 31, 2020 (the “Review Period”).

During the Review Period, the Funds did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the Review Period, the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and the Program has been effectively implemented.

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Q3-AR-20

RYAN LABS LONG CREDIT FUND

(RLLCX)

Annual Report

November 30, 2020

RYAN LABS LONG CREDIT FUND
LETTER TO SHAREHOLDERS
(Unaudited)	November 30, 2020

Dear Shareholders,

Following is the Annual Report to shareholders of Ryan Labs Long Credit Fund (the “Fund”) for the fiscal year ended November 30, 2020. On behalf of the investment manager, SLC Management, we would like to thank you for your continued investment.

MARKET RECAP

Despite a sell-off in equities and widening investment grade corporate spreads in September, the fourth quarter ended on a strong note. October and November saw investment grade spreads tighten to pre-COVID levels post US elections and positive vaccine trial news. The markets rallied in November in spite of negative headlines around the uptick in COVID cases and renewed lockdown measures in some countries. High beta credits and lower quality (BBB-rated) outperformed higher quality names. Third quarter corporate earnings were better than feared with positive guidance and a steadily improving 2021 outlook. While some sectors remained weak, the pace and magnitude of recovery has been overall better than expected.

Investment grade corporate supply has been strong through 2020 and stands at $1.8 trillion as of November, up +60% from last year. Record issuance hasn’t dampened demand for primary issuance as books have been oversubscribed in spite of low to negative new issue concessions. Credit spreads as shown by the Bloomberg Barclays U.S. Aggregate Corporate Index, tightened +25 bps from August (+129 bps) to +104 bps as of the end of November. Year-to-date total return for the corporate credit index stands at 9.41% with long duration credit returning 13.59%. The yield on the 10-year and the 30-year Treasury was 0.841% and 1.569% respectively at the end of November.

RYAN LABS LONG CREDIT FUND

INVESTMENT PHILOSOPHY

The investment objective of Ryan Labs Long Credit Fund (the “Long Credit Fund”) is to seek total return (consisting of current income and capital appreciation). The benchmark for this strategy is the Bloomberg Barclays U.S. Long Credit Index (the “Long Credit Benchmark”). We attempt to accomplish this investment objective by investing at least 80% of Long Credit Fund’s net assets in U.S. dollar-denominated investment-grade debt securities. The portfolio’s sensitivity to interest rate changes is intended to track the market for domestic, investment-grade fixed-income securities. The modified duration of the Long Credit Fund’s investment portfolio at the end of each calendar month will typically be within half a year of the Long Credit Benchmark. The primary strategies utilized for value-add are sector rotation, issue selection, and yield curve positioning.

1

PERFORMANCE SUMMARY

For the trailing one year ending November 30, 2020, the Long Credit Fund’s total return was 16.30% compared to the Benchmark return of 12.93%, outperforming the benchmark by 3.37%. For the quarter ending November 30, 2020, the fund returned 4.08% compared to the benchmark return of 3.94%, outperforming by 0.14%. The portfolio was underweight industrial sector and was overweight the utility and financial sectors. Top performers included Brookfield Finance, Boeing, FedEx, AB Inbev and General Motors. Top underperformers included Cameron LNG LLC, Verizon, Tencent, Citigroup and Union Pacific.

OUTLOOK

We think corporate fundamentals will continue to improve with liquidity improving by access to debt markets, low interest rates and a supportive Fed. Our outlook is for leverage and coverage trends to stabilize looking forward, with the possibility of leverage slowly dropping as short-term debt is paid down. At the same time the improvements may be mitigated by mergers where debt raised for liquidity is used for acquisitions. As most of names in corporate credit have retraced their year-to-date widening and an all-time high in the S&P500, factors such as these make us cautious as we move forward into 2021. However, we would look to add to corporate credit names by moving slightly up in quality and selling the winners most of which have been BBB-rated credits and add through new issue concessions.

Richard Familetti

Chief Investment Officer, U.S. Total Return Fixed Income

SLC Management

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-866-561-3087.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus, please visit our website at www.ryanlabsfunds.com or call 1-866-561-3087 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. Ryan Labs Long Credit Fund are distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Fund, may be sold at any time and may no longer be held by the Fund. The opinions of the Fund’s Adviser with respect to those securities may change at any time. For a complete list of securities held by the Fund as of November 30, 2018, please see the Schedules of Investments sections of the Annual Report.

2

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

3

RYAN LABS LONG CREDIT FUND
PERFORMANCE INFORMATION
November 30, 2020 (Unaudited)

Comparison of the Change in Value of a $1,000,000 Investment in
Ryan Labs Long Credit Fund versus the
Bloomberg Barclays U.S. Long Credit Index

Average Annual Total Returns
For the Periods Ended November 30, 2020

				Since
	1 Year	3 Years	5 Years	Inception(b)
Ryan Labs Long	16.30%	10.86%	9.98%	10.04%
Credit Fund(a)
Bloomberg Barclays	12.93%	9.81%	9.65%	9.79%
U.S. Long Credit Index

(a)	The Fund’s total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions, if any, or the redemption of shares.

(b)	The Fund commenced operations on November 13, 2015.

4

RYAN LABS LONG CREDIT FUND
PORTFOLIO INFORMATION
November 30, 2020 (Unaudited)

Asset Allocation

% of
Security Allocation	Net Assets
Corporate Bonds	88.0%
Municipal Bonds	6.3%
International Bonds	3.7%
U.S. Government & Agencies	1.0%
Cash Equivalents and Other Assets in Excess of Liabilities	1.0%
Total	100.0%

Top 10 Bond Holdings

% of
Security Description	Net Assets
AT&T, Inc., 4.650%, due 06/01/2044	2.6%
Verizon Communications, Inc., 4.862%, due 08/21/2046	2.1%
Apple, Inc., 4.375%, due 05/13/2045	1.7%
Walmart, Inc., 3.625%, due 12/15/2047	1.6%
Comcast Corporation, 4.600%, due 10/15/2038	1.6%
United Mexican States, 4.750%, due 03/08/2044	1.6%
Microsoft Corporation, 3.500%, due 11/15/2042	1.5%
Bank of America Corporation, 2.676%, due 06/19/2041	1.5%
Anheuser-Busch InBev Worldwide, Inc., 5.450%, due 01/23/2039	1.4%
T-Mobile, Inc., 144A, 4.375%, due 04/15/2040	1.3%

5

RYAN LABS LONG CREDIT FUND
SCHEDULE OF INVESTMENTS
November 30, 2020

U.S. GOVERNMENT &
AGENCIES — 1.0%	Coupon	Maturity	Par Value	Value
U.S. Treasury Bonds — 1.0%
U.S. Treasury Bonds (Cost $884,780)	1.375%	08/15/50	$945,000	$899,817

MUNICIPAL BONDS — 6.3%	Coupon	Maturity	Par Value	Value
Bay Area, California, Toll Authority Toll Bridge, Revenue, Series 2009-F-2	6.263%	04/01/49	$75,000	$129,640
Bay Area, California, Toll Authority Toll Bridge, Revenue, Series 2010-S-3	6.907%	10/01/50	140,000	256,375
California, Build America Bonds, General Obligation	7.300%	10/01/39	660,000	1,086,056
Dallas Independent School District, General Obligation, Series 2010-C	6.450%	02/15/35	90,000	92,273
Massachusetts State Taxable Consolidated Loan, General Obligation, Series 2020-C	2.514%	07/01/41	255,000	259,549
Massachusetts State Taxable Consolidated Loan, General Obligation, Series 2019-H	2.900%	09/01/49	705,000	755,217
New Jersey State Turnpike Authority, Revenue, Series 2009-F	7.414%	01/01/40	100,000	167,474
New York City Future Tax Secured, Revenue, Series 2010-B-1	5.572%	11/01/38	150,000	201,764
New York City Municipal Water & Sewer Finance Authority, Revenue, Series 2010-GG	5.724%	06/15/42	400,000	615,856
Port Authority New York & New Jersey Consolidated Bonds, Revenue, Series 174-SE	4.458%	10/01/62	320,000	416,903
San Diego County, California, Build America Bonds, Revenue, Series 2010-A	5.911%	04/01/48	90,000	144,533
Texas State, General Obligation, Series 2009-A	5.517%	04/01/39	770,000	1,135,057
University of California, Revenue, Series 2010-H	6.548%	05/15/48	290,000	467,184
Total Municipal Bonds (Cost $5,414,162)				$5,727,881

6

RYAN LABS LONG CREDIT FUND
SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 88.0%	Coupon	Maturity	Par Value	Value
Communications — 14.1%
Alphabet, Inc.	1.900%	08/15/40	$70,000	$69,172
Alphabet, Inc.	2.050%	08/15/50	360,000	348,997
AT&T, Inc.	4.650%	06/01/44	1,965,000	2,362,291
CBS Corporation	4.850%	07/01/42	535,000	649,492
Charter Communications Operating, LLC	5.125%	07/01/49	395,000	486,650
Charter Communications Operating, LLC	4.800%	03/01/50	195,000	232,851
Comcast Corporation	4.250%	01/15/33	130,000	162,631
Comcast Corporation	4.600%	10/15/38	1,120,000	1,482,250
Cox Communications, Inc., 144A	2.950%	10/01/50	145,000	149,794
Discovery Communications, LLC	3.500%	05/13/40	350,000	407,731
Rogers Communications, Inc.	3.700%	11/15/49	265,000	316,180
Telefónica Emisiones S.A.U.	7.045%	06/20/36	585,000	878,773
Tencent Holding Ltd., 144A	3.925%	01/19/38	635,000	732,703
Time Warner, Inc.	6.750%	06/15/39	210,000	298,736
T-Mobile, Inc., 144A	4.375%	04/15/40	945,000	1,154,119
Verizon Communications, Inc.	4.862%	08/21/46	1,380,000	1,900,608
Verizon Communications, Inc.	2.875%	11/20/50	425,000	443,828
Vodafone Group plc	5.000%	05/30/38	540,000	703,676
Walt Disney Company (The)	4.625%	03/23/40	115,000	152,011
				12,932,493
Consumer Discretionary — 4.0%
Amazon.com, Inc.	3.875%	08/22/37	500,000	633,038
General Motors Company, Inc.	6.750%	04/01/46	525,000	748,997
Hasbro, Inc.	3.900%	11/19/29	195,000	218,274
Hasbro, Inc.	6.350%	03/15/40	317,000	404,810
Home Depot, Inc. (The)	3.125%	12/15/49	735,000	842,969
President & Fellows of Harvard College, Series 2020-B	2.517%	10/15/50	745,000	783,100
				3,631,188
Consumer Staples — 5.3%
Anheuser-Busch InBev Worldwide, Inc.	5.450%	01/23/39	965,000	1,314,444
Anheuser-Busch InBev Worldwide, Inc.	4.000%	01/17/43	435,000	507,766
B.A.T. Capital Corporation	4.540%	08/15/47	185,000	208,968
B.A.T. Capital Corporation	5.282%	04/02/50	225,000	278,942
J.M. Smucker Company (The)	3.550%	03/15/50	220,000	251,234
PepsiCo, Inc.	2.875%	10/15/49	200,000	223,616
Walgreens Boots Alliance, Inc.	4.800%	11/18/44	500,000	574,987
Walmart, Inc.	3.625%	12/15/47	1,155,000	1,483,591
				4,843,548

7

RYAN LABS LONG CREDIT FUND
SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 88.0%
(Continued)	Coupon	Maturity	Par Value	Value
Energy — 10.6%
Baker Hughes a GE Company, LLC	4.080%	12/15/47	$380,000	$438,025
Boardwalk Pipelines, L.P.	4.800%	05/03/29	235,000	264,913
Cameron LNG, LLC, 144A	2.902%	07/15/31	570,000	625,973
Chevron Corporation	2.978%	05/11/40	365,000	405,064
ConocoPhillips, Inc.	6.950%	04/15/29	185,000	257,948
Enable Midstream Partners, L.P.	4.400%	03/15/27	350,000	339,125
Energy Transfer Partners, L.P.	7.500%	07/01/38	235,000	291,547
Energy Transfer Partners, L.P.	6.500%	02/01/42	490,000	566,349
Energy Transfer Partners, L.P.	5.950%	10/01/43	55,000	60,305
Enterprise Products Operating, LLC	5.375%	02/15/78	845,000	803,717
Equinor ASA	3.950%	05/15/43	135,000	165,622
Exxon Mobil Corporation	4.227%	03/19/40	375,000	463,508
Kinder Morgan Energy Partners, L.P.	6.500%	09/01/39	724,000	920,234
Magellan Midstream Partners, L.P.	4.850%	02/01/49	780,000	944,525
Marathon Petroleum Corporation	5.850%	12/15/45	560,000	664,685
National Oilwell Varco, Inc.	3.600%	12/01/29	604,000	613,142
ONEOK, Inc.	7.150%	01/15/51	475,000	615,980
Patterson-UTI Energy, Inc.	3.950%	02/01/28	235,000	199,789
Sabine Pass Liquefaction, LLC, 144A	4.500%	05/15/30	145,000	169,921
Shell International Finance B.V.	3.750%	09/12/46	610,000	728,339
Shell International Finance B.V.	3.125%	11/07/49	15,000	16,501
Total Capital International S.A.	2.986%	06/29/41	145,000	157,092
				9,712,304
Financials — 14.4%
Air Lease Corporation	3.250%	10/01/29	440,000	449,475
American International Group, Inc.	4.500%	07/16/44	375,000	481,841
Banco Santander S.A.	3.490%	05/28/30	500,000	558,539
Bank of America Corporation	2.676%	06/19/41	1,320,000	1,371,861
Berkshire Hathaway Finance Corporation	4.300%	05/15/43	390,000	516,898
Berkshire Hathaway Finance Corporation	2.850%	10/15/50	145,000	158,655
Brookfield Finance, LLC	3.450%	04/15/50	885,000	951,884
Citigroup, Inc.	2.976%	11/05/30	745,000	815,021
GE Capital International Funding Company	4.418%	11/15/35	600,000	691,690
Goldman Sachs Group, Inc.	4.411%	04/23/39	810,000	1,038,166
Intercontinental Exchange, Inc.	2.650%	09/15/40	745,000	773,504
JPMorgan Chase & Company	3.882%	07/24/38	725,000	883,616
Manulife Financial Corporation	4.061%	02/24/32	735,000	806,423

8

RYAN LABS LONG CREDIT FUND
SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 88.0%
(Continued)	Coupon	Maturity	Par Value	Value
Financials — 14.4% (Continued)
New York Life Insurance Company, 144A	3.750%	05/15/50	$295,000	$351,781
Prudential Financial, Inc.	3.700%	03/13/51	810,000	977,768
Synchrony Financial	5.150%	03/19/29	520,000	622,854
Unum Group	5.750%	08/15/42	95,000	115,933
Unum Group	4.500%	12/15/49	670,000	710,484
Wells Fargo & Company	5.013%	04/04/51	640,000	913,969
				13,190,362
Health Care — 7.3%
AbbVie, Inc.	4.400%	11/06/42	675,000	849,138
Amgen, Inc.	3.150%	02/21/40	345,000	373,710
Bayer U.S. Finance II, LLC, 144A	4.875%	06/25/48	710,000	910,774
Cigna Corporation	3.200%	03/15/40	420,000	465,986
CVS Health Corporation	2.700%	08/21/40	145,000	146,336
CVS Health Corporation	5.050%	03/25/48	485,000	654,237
Danaher Corporation	2.600%	10/01/50	285,000	299,810
Gilead Sciences, Inc.	2.800%	10/01/50	430,000	429,176
Johnson & Johnson	4.500%	09/01/40	575,000	789,705
Memorial Sloan-Kettering Cancer Center	2.955%	01/01/50	365,000	391,303
Merck & Company, Inc.	2.350%	06/24/40	295,000	308,298
Merck & Company, Inc.	2.450%	06/24/50	145,000	150,403
Pfizer, Inc.	2.550%	05/28/40	185,000	196,334
Stanford Health Care	3.310%	08/15/30	455,000	517,445
Upjohn, Inc., 144A	3.850%	06/22/40	145,000	163,975
				6,646,630
Industrials — 8.1%
Boeing Company (The)	3.750%	02/01/50	655,000	658,823
Burlington Northern Santa Fe, LLC	5.150%	09/01/43	680,000	989,204
Canadian National Railway Company	2.450%	05/01/50	65,000	66,961
Cummins, Inc.	2.600%	09/01/50	500,000	513,914
Deere & Company	2.875%	09/07/49	830,000	933,243
Kansas City Southern	3.500%	05/01/50	301,000	330,545
Lockheed Martin Corporation	3.800%	03/01/45	750,000	948,531
Lockheed Martin Corporation	2.800%	06/15/50	215,000	234,451
Norfolk Southern Corporation	3.050%	05/15/50	175,000	192,215
Northrop Grumman Corporation	5.150%	05/01/40	575,000	801,465
Union Pacific Corporation	3.550%	08/15/39	660,000	771,968
Waste Management, Inc.	2.500%	11/15/50	945,000	956,563
				7,397,883

9

RYAN LABS LONG CREDIT FUND
SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 88.0%
(Continued)	Coupon	Maturity	Par Value	Value
Materials — 2.0%
Codelco, Inc., 144A	4.375%	02/05/49	$515,000	$625,697
Dow Chemical Company	3.600%	11/15/50	285,000	317,230
Glencore Funding, LLC, 144A	2.500%	09/01/30	185,000	184,006
LYB International Finance III, LLC	3.375%	10/01/40	710,000	748,455
				1,875,388
Real Estate — 1.5%
Highwoods Realty, L.P.	3.050%	02/15/30	680,000	710,341
Kimco Realty Corporation	4.450%	09/01/47	505,000	579,401
Prologis, L.P.	2.125%	10/15/50	70,000	65,569
				1,355,311
Technology — 8.3%
Apple, Inc.	4.375%	05/13/45	1,110,000	1,540,966
Broadcom, Inc.	5.000%	04/15/30	635,000	768,719
Dell, Inc., 144A	8.350%	07/15/46	500,000	730,840
Intel Corporation	4.600%	03/25/40	225,000	302,571
International Business Machines Corporation	2.850%	05/15/40	685,000	733,146
Mastercard, Inc.	3.650%	06/01/49	615,000	769,068
Microsoft Corporation	3.500%	11/15/42	1,115,000	1,395,444
NVIDIA Corporation	3.500%	04/01/40	195,000	236,653
Oracle Corporation	3.800%	11/15/37	508,000	608,589
Visa, Inc.	2.700%	04/15/40	425,000	471,589
				7,557,585
Utilities — 12.4%
Alabama Power Company	4.300%	01/02/46	505,000	665,913
CenterPoint Energy Houston Electric, LLC	4.500%	04/01/44	170,000	225,252
Consolidated Edison Company	4.200%	03/15/42	395,000	484,454
Consolidated Edison Company	3.800%	10/01/42	350,000	425,489
Consumers Energy Company	4.350%	04/15/49	675,000	918,514
DTE Electric Company	2.950%	03/01/50	530,000	591,746
Duke Energy Progress, LLC	4.375%	03/30/44	615,000	804,260
Duke Energy Progress, LLC	3.600%	09/15/47	40,000	47,936
Électricité de France S.A., 144A	4.950%	10/13/45	615,000	797,921
Entergy Louisiana, LLC	2.900%	03/15/51	270,000	293,091
MidAmerican Energy Company	4.800%	09/15/43	818,000	1,110,919
PacifiCorp	6.250%	10/15/37	393,000	587,893
Potomac Electric Power	4.150%	03/15/43	830,000	1,055,528
PPL Electric Utilities Corporation	4.750%	07/15/43	615,000	820,761

10

RYAN LABS LONG CREDIT FUND
SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 88.0%
(Continued)	Coupon	Maturity	Par Value	Value
Utilities — 12.4% (Continued)
Public Service Electric and Gas Company	3.850%	05/01/49	$260,000	$332,117
Southern California Edison Company, Series 2013-D	4.650%	10/01/43	329,000	409,770
Southern California Edison Company, Series 2019-B	4.875%	03/01/49	395,000	504,885
Southwestern Public Service Company	4.400%	11/15/48	535,000	705,898
Wisconsin Electric Power Company	4.300%	10/15/48	465,000	615,648
				11,397,995

Total Corporate Bonds (Cost $70,533,395)				$80,540,687

INTERNATIONAL BONDS — 3.7%	Coupon	Maturity	Par Value	Value
Government of Bermuda, 144A	3.375%	08/20/50	$290,000	$307,081
Panama Republic	4.300%	04/29/53	330,000	411,678
Republic of Columbia	5.200%	05/15/49	295,000	371,352
Republic of Philippines	3.700%	03/01/41	740,000	861,761
United Mexican States	4.750%	03/08/44	1,250,000	1,439,075

Total International Bonds (Cost $3,122,187)				$3,390,947

MONEY MARKET FUNDS — 0.4%	Shares	Value

Invesco Short-Term Investments Trust - Institutional Class, 0.01% (a) (Cost $399,249)	399,249	$399,249

Investments at Value — 99.4%
(Cost $80,353,773)		$90,958,581

Other Assets in Excess of Liabilities — 0.6%		582,814

Net Assets — 100.0%		$91,541,395

144A -	This security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $6,904,585 as of November 30, 2020, representing 7.5% of net assets.

B.V. -	Besloten Vennootschap

S.A. -	Societe Anonyme

S.A.U. -	Sociedad Anónima Unipersonal

(a)	The rate shown is the 7-day effective yield as of November 30, 2020.

See accompanying notes to financial statements.

11

RYAN LABS LONG CREDIT FUND
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2020

ASSETS
Investments in securities:
At cost	$80,353,773
At value (Note 2)	$90,958,581
Dividends and interest receivable	764,662
TOTAL ASSETS	91,723,243

LIABILITIES
Distributions payable	138,642
Payable for capital shares redeemed	4,706
Payable to Adviser (Note 4)	14,420
Payable to administrator (Note 4)	12,930
Other accrued expenses	11,150
TOTAL LIABILITIES	181,848

NET ASSETS	$91,541,395

NET ASSETS CONSIST OF:
Paid-in capital	$70,810,540
Accumulated earnings	20,730,855
NET ASSETS	$91,541,395

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	7,386,366

Net asset value, offering price and redemption price (Note 2)	$12.39

See accompanying notes to financial statements.

12

RYAN LABS LONG CREDIT FUND
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2020

INVESTMENT INCOME
Interest	$3,746,105
Dividends	9,861
TOTAL INVESTMENT INCOME	3,755,966

EXPENSES
Investment advisory fees (Note 4)	526,566
Administration fees (Note 4)	103,120
Fund accounting fees (Note 4)	40,552
Pricing costs	23,842
Legal fees	21,026
Trustees’ fees and expenses (Note 4)	19,652
Audit and tax services fees	18,900
Custody and bank service fees	15,075
Registration and filing fees	14,770
Compliance service fees (Note 4)	12,841
Networking fees	12,060
Transfer agent fees (Note 4)	12,000
Insurance expense	4,436
Postage and supplies	2,102
Printing of shareholder reports	1,977
Other expenses	7,527
TOTAL EXPENSES	836,446
Less fee reductions by Adviser (Note 4)	(309,880)
NET EXPENSES	526,566

NET INVESTMENT INCOME	3,229,400

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from investment transactions	10,481,237
Long-term capital gain distributions from regulated investment companies	22
Net change in unrealized appreciation (depreciation) on investments	792,393
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	11,273,652

NET INCREASE IN NET ASSETS FROM OPERATIONS	$14,503,052

See accompanying notes to financial statements.

13

RYAN LABS LONG CREDIT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30,	November 30,
	2020	2019
FROM OPERATIONS
Net investment income	$3,229,400	$4,013,820
Net realized gains from investment transactions	10,481,237	5,138,858
Long-term capital gain distributions from regulated investment companies	22	—
Net change in unrealized appreciation (depreciation) on investments	792,393	15,943,899
Net increase in net assets resulting from operations	14,503,052	25,096,577

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(6,810,569)	(3,992,895)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	750,000	7,853,367
Net asset value of shares issued in reinvestment of distributions to shareholders	5,028,769	2,143,196
Payments for shares redeemed	(40,304,983)	(4,397,268)
Net increase (decrease) from capital share transactions	(34,526,214)	5,599,295

TOTAL INCREASE (DECREASE) IN NET ASSETS	(26,833,731)	26,702,977

NET ASSETS
Beginning of year	118,375,126	91,672,149
End of year	$91,541,395	$118,375,126

CAPITAL SHARES ACTIVITY
Shares sold	66,313	795,451
Shares reinvested	452,592	204,008
Shares redeemed	(3,584,049)	(419,756)
Net increase (decrease) in shares outstanding	(3,065,144)	579,703
Shares outstanding at beginning of year	10,451,510	9,871,807
Shares outstanding at end of year	7,386,366	10,451,510

See accompanying notes to financial statements.

14

RYAN LABS LONG CREDIT FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Nov. 30,	Nov. 30,	Nov. 30,	Nov. 30,	Nov. 30,
	2020	2019	2018	2017	2016
Net asset value at beginning of year	$11.33	$9.29	$10.58	$10.33	$10.06
Income (loss) from investment operations:
Net investment income	0.36	0.39	0.38	0.37	0.41
Net realized and unrealized gains (losses) on investments	1.40	2.03	(1.13)	0.64	0.30
Total from investment operations	1.76	2.42	(0.75)	1.01	0.71
Less distributions from:
Net investment income	(0.36)	(0.38)	(0.38)	(0.37)	(0.41)
Net realized gains from investment transactions	(0.34)	—	(0.16)	(0.39)	(0.03)
Total distributions	(0.70)	(0.38)	(0.54)	(0.76)	(0.44)
Net asset value at end of year	$12.39	$11.33	$9.29	$10.58	$10.33
Total return (a)	16.30%	26.49%	(7.38)%	10.27%	7.11%
Net assets at end of year (000’s)	$91,541	$118,375	$91,672	$93,885	$53,640
Ratios/supplementary data:
Ratio of total expenses to average net assets	0.80%	0.79%	0.79%	0.84%	0.84%
Ratio of net expenses to average net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets (b)	3.07%	3.69%	3.85%	3.66%	3.87%
Portfolio turnover rate	134%	179%	195%	191%	156%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(b)	Ratio was determined after investment advisory fee reductions and/or expense reimbursements. (Note 4).

See accompanying notes to financial statements.

15

RYAN LABS LONG CREDIT FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 2020

1. Organization

Ryan Labs Long Credit Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report.

The Fund’s investment objective is to seek total return, consisting of current income and capital appreciation.

2. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – The Fund’s fixed income securities are generally valued using prices provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”). The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities in determining these prices. The methods used by the independent pricing service and the quality of valuations so established are reviewed by Sun Life Capital Management (U.S.), LLC (d/b/a SLC Management) (the “Adviser”), under the general supervision of the Board. Exchange-traded funds (“ETFs”), if any, are valued at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. ETFs are valued at the security’s last sale price on the primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. Investments representing shares of money market funds and other open-end investment companies, except for ETFs, are valued at their net asset value (“NAV”) as reported by such companies. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

16

RYAN LABS LONG CREDIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Fixed income securities held by the Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities, and interest rates, among other factors.

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Fund’s investments by the inputs used to value the investments as of November 30, 2020:

	Level 1	Level 2	Level 3	Total
U.S. Government & Agencies	$—	$899,817	$—	$899,817
Municipal Bonds	—	5,727,881	—	5,727,881
Corporate Bonds	—	80,540,687	—	80,540,687
International Bonds	—	3,390,947	—	3,390,947
Money Market Funds	399,249	—	—	399,249
Total	$399,249	$90,559,332	$—	$90,958,581

The Fund did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended November 30, 2020.

Share valuation – The NAV per share of the Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV per share.

Investment income – Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

17

RYAN LABS LONG CREDIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Distributions to shareholders – Dividends from net investment income are declared and paid monthly to shareholders. Net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid by the Fund during the years ended November 30, 2020 and 2019 was ordinary income.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of November 30, 2020:

Tax cost of portfolio investments	$80,421,251
Gross unrealized appreciation	$10,682,599
Gross unrealized depreciation	(145,269)
Net unrealized appreciation on investments	10,537,330
Undistributed ordinary income	4,239,116
Undistributed long-term capital gains	6,093,051
Distributions payable	(138,642)
Accumulated earnings	$20,730,855

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

18

RYAN LABS LONG CREDIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended November 30, 2020, cost of purchases and proceeds from sales of investment securities, other than U.S. Government securities and short-term investments, were as follows:

Purchase of investment securities	$82,007,200
Proceeds from sales of investment securities	$109,230,392

During the year ended November 30, cost of purchases and proceeds from sales of long-term U.S. Government securities were as follows:

Purchase of U.S. Government securities	$56,830,559
Proceeds from sales of U.S. Government securities	$65,497,335

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Adviser is wholly-owned by Sun Life Financial (U.S.) Investments LLC and is an indirect wholly-owned subsidiary of Sun Life Financial Inc. The Fund is managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.50% of average daily net assets. During the year ended November 30, 2020, the Adviser earned $526,566 of fees under the Investment Advisory Agreement.

Pursuant to an Expense Limitation Agreement (“ELA”) between the Fund and the Adviser, the Adviser has agreed, until March 31, 2021, to reduce advisory fees and reimburse other expenses in order to limit total annual operating expenses (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Fund; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs; and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.50% of the average daily net assets of the Fund. Accordingly, during the year ended November 30, 2020, the Adviser reduced its advisory fees in the amount of $309,880 for the Fund.

19

RYAN LABS LONG CREDIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to recoupment by the Adviser for a period of three years after such fees and expenses were incurred, provided the recoupments do not cause total annual operating expenses to exceed the lesser of (i) the expense limitation then in effect, if any, or (ii) the expense limitation in effect at the time the expenses to be recouped were incurred. As of November 30, the Adviser may seek recoupment of investment advisory fee reductions and expense reimbursements no later than the dates as stated below:

November 30, 2021	$260,442
November 30, 2022	314,903
November 30, 2023	309,880
Total	$885,225

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and certain costs related to the pricing of the Fund’s portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor and are not paid by the Fund for serving in such capacities.

TRUSTEE COMPENSATION

Each member of the Board (a “Trustee”) who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,500 annual retainer from the Fund, paid quarterly. Each Independent Trustee also receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

PRINCIPAL HOLDER OF FUND SHARES

As of November 30, 2020, the following shareholder owned of record 25% or more of the outstanding shares of the Fund:

NAME OF RECORD OWNERS	% Ownership
Citibank, N.A. (for the benefit of its customers)	67%

20

RYAN LABS LONG CREDIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person of the Fund. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events except for the following:

The following distribution was paid to shareholders subsequent to November 30, 2020:

		Per Share
Record		Ordinary	Short-Term	Long-Term
Date	Ex-Date	Income	Capital Gains	Capital Gains
12/29/2020	12/30/2020	$0.0321	$0.5887	$0.8818

The Board of Trustees, in consultation with the Adviser, has determined to discontinue the operations of the Fund and to liquidate and close the Fund. Shares of the Fund are no longer available for purchase. All outstanding shares of the Fund will be redeemed on or about February 25, 2021.

21

RYAN LABS LONG CREDIT FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Ultimus Managers Trust
and the Shareholders of Ryan Labs Long Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Ryan Labs Long Credit Fund, a series of shares of beneficial interest in Ultimus Managers Trust (the “Fund”), including the schedule of investments, as of November 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

22

RYAN LABS LONG CREDIT FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (Continued)

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Ultimus Managers Trust since 2013.

Philadelphia, Pennsylvania

January 26, 2021

23

RYAN LABS LONG CREDIT FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (June 1, 2020) and held until the end of the period (November 30, 2020).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

24

RYAN LABS LONG CREDIT FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

	Beginning	Ending
	Account Value	Account Value		Expenses Paid
	June 1,	November 30,	Net Expense	During
	2020	2020	Ratio (a)	Period (b)
Based on Actual Fund Return	$1,000.00	$1,095.20	0.50%	$2.62
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.50	0.50%	$2.53

(a)	Annualized, based on the Fund’s most recent one-half year expenses.

(b)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

25

RYAN LABS LONG CREDIT FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-561-3087, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-561-3087, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-866-561-3087. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

26

RYAN LABS LONG CREDIT FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise their day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
David R. Carson* Year of Birth: 1958	Since 2013	Trustee (January 2021 to present) Principal Executive Officer (April 2017 to January 2021) President (October 2013 to January 2021) Vice President (April 2013 to October 2013)	SVP, Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President, Unified Series Trust (2016 to present) and Trustee (2020 to present); President, Centaur Mutual Funds Trust (2018 to present); Chief Compliance Officer, FSI Low Beta Absolute Return Fund (2013 to 2016)	15	Interested Trustee of Unified Series Trust (25 Funds)

27

RYAN LABS LONG CREDIT FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Chairperson (October 2019 to present) Trustee (January 2016 to present)	Retired (2013) financial services executive	15	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at The Standard Register Inc. (formerly The Standard Register Company) from 2011 to 2016	15	None
Robert E. Morrison Year of Birth: 1957	Since June 2019	Trustee	Senior Vice President and National Practice Lead for Investment, Huntington National Bank/Huntington Private Bank (2014 to present)	15	None
Clifford N. Schireson Year of Birth: 1953	Since June 2019	Trustee	Founder of Schireson Consulting, LLC (2017 to present); Director of Institutional Services for Brandes Investment Partners, LP (2004-2017)	15	Trustee of the San Diego City Employees’ Retirement System (2019 to present)
Jacqueline A. Williams Year of Birth: 1954	Since June 2019	Trustee	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017), Cambridge Associates, LLC	15	None

*	Mr. Carson is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended, because of his relationship with the Trust’s administrator, transfer agent and distributor.

28

RYAN LABS LONG CREDIT FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Todd E. Heim Year of Birth: 1967	Since 2014	Principal Executive Officer (January 2021 to present) President (January 2021 to present) Vice President (2014 to 2021)	VP, Relationship Management of Ultimus Fund Solutions, LLC (2018 to present); Client Implementation Manager and AVP of Ultimus Fund Solutions, LLC (2014 to 2018); Naval Flight Officer in the United States Navy (May 1989 to June 2017)
Jennifer L. Leamer Year of Birth: 1976	Since 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	SVP, Fund Accounting of Ultimus Fund Solutions, LLC (2014 to present)
Daniel D. Bauer Year of Birth: 1977	Since 2016	Assistant Treasurer (April 2016 to present)	AVP, Fund Accounting (September 2015 to present) of Ultimus Fund Solutions, LLC
Matthew J. Beck Year of Birth: 1988	Since 2018	Secretary (July 2018 to present)	VP, Senior Legal Counsel of Ultimus Fund Solutions, LLC (2018 to present); Chief Compliance Officer of OBP Capital, LLC (2015 to 2018); Vice President and General Counsel of The Nottingham Company (2014 to 2018)
Natalie S. Anderson Year of Birth: 1975	Since 2016	Assistant Secretary (April 2016 to present)	Manager, Legal Administration (July 2016 to present) and Paralegal (January 2015 to June 2016) of Ultimus Fund Solutions, LLC
Gweneth K. Gosselink Year of Birth: 1955	Since 2016	Chief Compliance Officer (January 2020 to present)	AVP, Compliance Officer of Ultimus Fund Solutions, LLC (December 2019 to present); CCO Consultant at GKG Consulting, LLC (December 2019 to present); Chief Operating Officer and CCO at Miles Capital, Inc. (June 2013 to December 2019)

29

RYAN LABS LONG CREDIT FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Martin R. Dean Year of Birth: 1963	Since 2016	Assistant Chief Compliance Officer (January 2020 to present) Interim Chief Compliance Officer (October 2019 to January 2020) Assistant Chief Compliance Officer (January 2016 to 2017)	SVP, Head of Fund Compliance of Ultimus Fund Solutions, LLC (2016 to present)

Additional information about members of the Board and executive officers is available in the Funds’ Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-561-3087.

30

RYAN LABS LONG CREDIT FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT
ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Fund’s Investment Advisory Agreement (the “Agreement”) with the Sun Life Capital Management (U.S.), LLC (the “Adviser”) for an additional one-year term. The Board approved the Agreement at a meeting held on March 23, 2020, at which all of the Trustees were present.

Legal counsel advised the Board during its deliberations. Additionally, the Board received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Board and counsel. In deciding whether to approve the continuation of the Agreement, the Board recalled its review of the materials related to the Fund and the Adviser throughout the preceding 12 months and its numerous discussions with Trust Management and the Adviser about the operations and performance of the Fund during that period. The Board further considered those materials and discussions and numerous other factors, including:

The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to the Fund including, without limitation, its recent investment advisory services, its compliance policies and procedures, its efforts to promote the Fund and assist in its distribution, and its compliance program. After reviewing the foregoing information and further information in the Adviser’s memorandum (e.g., descriptions of its business and Form ADV), the Board concluded that the quality, extent, and nature of the services provided by the Adviser were satisfactory and adequate for the Fund.

The investment performance of the Fund. In this regard, the Board compared the performance of the Fund with the performance of its benchmark index, custom peer group and related Morningstar category. The Board noted that the Fund had outperformed its custom peer group’s average and median performance for the one-year, three-year, and since inception periods. The Board noted that that the Fund had had outperformed its Morningstar category’s (Long Term Bond Funds Under $200 million, True No-Load) average and median performance for the one-year, three-year, and since inception. The Board further noted that it had determined that the Adviser had satisfactorily explained its performance results for the Fund. The Board also considered the consistency of the Adviser’s management with the Fund’s investment objective and policies. Following additional discussion of the investment performance of the Fund and their performance relative to their respective Morningstar category, the Adviser’s experience in managing a mutual fund and separate accounts, its historical investment performance, and other factors, the Board concluded that the investment performance of the Fund has been satisfactory.

The costs of the services provided and profits realized by the Adviser and its affiliates from its relationship with the Fund. In this regard, the Board considered the Adviser’s staffing, personnel, and methods of operations; the education and experience of its personnel; compliance program, policies, and procedures; financial condition and the level of

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RYAN LABS LONG CREDIT FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT
ADVISORY AGREEMENT (Unaudited) (Continued)

commitment to the Fund, and, generally, the Adviser’s advisory business; the asset level of the Fund; and the overall expenses of the Fund, including the advisory fee. The Board considered the expense limitation agreement (“ELA”) and considered the Adviser’s current and past fee reductions and expense reimbursements for the Fund. The Board further took into account the Adviser’s commitment to continue the ELA until at least March 31, 2021. The Board then noted that the expense cap set by the ELA was equal to the investment advisory fee paid to the Adviser, and that therefore the Adviser would always be required to engage in fee reductions or expense reimbursements so long as the ELA was in effect, regardless of the Fund’s asset levels.

The Board also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name and the potential for it to receive research, statistical, or other services from the Fund’s trades. The Board compared the Fund’s advisory fee and overall expense ratio to the average advisory fees and average expense ratios for its custom peer group and Morningstar category.

The Board noted that the 0.50% advisory fee for the Fund was higher than the average and median of its custom peer group median; the 0.50% advisory fee was higher than its Morningstar category (Corporate Bond Funds under $200 Million, True No-Load) average and median, but less that the highest advisory fee in its Morningstar category; the 0.50% annual expense ratio was lower than its custom peer group average and median; and the 0.50% annual expense ratio was higher than its Morningstar category’s average and equal to its Morningstar category’s median. The Board also considered the fee charged by the Adviser to its other accounts that may have a substantially similar strategy as the Fund and considered the similarities and differences of services received by such other accounts as compared to the services received by the Fund. The Board noted that the fee structures applicable to the Adviser’s other clients were not indicative of any unreasonableness with respect to the advisory fees payable to the Fund. The Board further considered the investment strategy and style used by the Adviser in managing the portfolio of the Fund. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the advisory fee paid to the Adviser by the Fund is fair and reasonable.

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered that for the Fund, the fee arrangements with the Adviser involve both the advisory fee and the ELA. The Board determined that while the advisory fee rate remains the same as asset levels increased, the shareholders of the Fund have experienced benefits from the ELA and will continue to experience benefits from the ELA. Following further discussion of asset level of the Fund, expectations for growth, and level of fees, the Board determined that the fee arrangements for the Fund with the Adviser would continue to provide benefits and that the fee arrangements were fair and reasonable in relation to the nature and quality of services being provided by the Adviser.

32

RYAN LABS LONG CREDIT FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT
ADVISORY AGREEMENT (Unaudited) (Continued)

Brokerage and portfolio transactions. In this regard, the Board considered the Adviser’s trading policies, procedures, and performance in seeking best execution for its clients, including the Fund. The Board also considered the historical portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the process by which the Adviser evaluates best execution; the method and basis for selecting and evaluating the broker-dealers used; and any anticipated allocation of portfolio business to persons affiliated with the Adviser. After further review and discussion, the Board determined that the Adviser’s practices regarding brokerage and portfolio transactions were satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Fund, the Adviser’s process for allocating trades among its different clients, and the substance and administration of the Adviser’s Code of Ethics. Following further consideration and discussion, the Board found for the Fund that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

After further discussion of the factors noted above and in reliance on the information provided by the Adviser and Trust Management, and taking into account the totality of all the factors discussed and information presented at this meeting and previous meetings, the Board indicated its agreement to approve the continuance of the Agreement. It was noted that in the Trustees’ deliberations regarding the approval of the continuance of the Agreement, the Trustees did not identify any particular information or factor that was all-important or controlling, and that each individual Trustee may have attributed different weights to the various factors listed above. After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Agreement was in the best interests of the Fund and its shareholders.

33

RYAN LABS LONG CREDIT FUND
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short- and long-term cash flow projections; and its cash holdings and access to other funding sources. The Fund’s Board of Trustees (the “Board”) approved the appointment of the Liquidity Administrator Committee, comprising of the Fund’s Adviser and certain Trust officers, to be responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness. The annual written report assessing the Program (the “Report”) was presented to the Board at the October 19-20, 2020 Board meeting and covered the period from June 1, 2019 to May 31, 2020 (the “Review Period”).

During the Review Period, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the Review Period, the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and the Program has been effectively implemented.

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RYAN-AR-20

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Janine L. Cohen. Ms. Cohen is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.
(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $65,300 and $42,800 with respect to the registrant’s fiscal years ended November 30, 2020 and November 30, 2019, respectively.
(b)	Audit-Related Fees. No fees were billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.
(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $18,000 and $6,900 with respect to the registrant’s fiscal years ended November 30, 2020 and November 30, 2019, respectively. The services comprising these fees relate to tax preparation of the registrant’s federal income and excise tax returns.
(d)	All Other Fees. No fees were billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.
(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended November 30, 2020 and 2019, aggregate non-audit fees of $18,000 and $6,900, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in the last fiscal year by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)       Not applicable [schedule filed with Item 1]

(b)       Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH Code of Ethics

Exhibit 99.CERT Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ultimus Managers Trust

By (Signature and Title)*		/s/ Matthew J. Beck
Matthew J. Beck, Secretary

Date	February 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Todd E. Heim
Todd E. Heim, Principal Executive Officer

Date	February 1, 2021

By (Signature and Title)*		/s/ Jennifer L. Leamer
Jennifer L. Leamer, Treasurer and Principal Financial Officer

Date	February 1, 2021

* Print the name and title of each signing officer under his or her signature.